SEMI-ANNUAL
REPORT                                             [PICTURES]
June 30, 2000


SALOMON BROTHERS ASSET MANAGEMENT

                                                   .  Asia Growth Fund

                                                   .  Intermational Equity Fund

SALOMON BROTHERS
                                                   .  Capital Fund

                                                   .  Large Cap Growth Fund

                                                   .  Investors Value Fund

                                                   .  Balanced Fund

       For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

       Salomon Brothers offers...
       Quality Service
       Scope of Choice
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       We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

       We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES TO YOUR FINANCIAL FUTURE
-----------------------------------------------------------

       RICH TRADITION
       --------------

       Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

       GLOBAL RESOURCES
       ----------------

       We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

       INVESTMENT EXPERTISE
       --------------------

       Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

       PERFORMANCE
       -----------

       We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

       INFORMATION ADVANTAGE
       ---------------------

       We offer a global information advantage to investors and their advisors -
       - providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents

A Message From the Chairman..........................................   2

Salomon Brothers Investment Series

  Asia Growth Fund...................................................   5

  International Equity Fund..........................................  10

  Small Cap Growth Fund..............................................  13

  Capital Fund.......................................................  15

  Large Cap Growth Fund..............................................  19

  Investors Value Fund...............................................  22

  Balanced Fund......................................................  25

Schedules of Investments.............................................  29

Statements of Assets and Liabilities.................................  52

Statements of Operations.............................................  54

Statements of Changes in Net Assets..................................  56

Notes to Financial Statements........................................  60

Financial Highlights.................................................  72

Directors and Officers of Salomon Brothers Investment Series......... IBC

[PHOTO OF HEATH B. MCLENDON]
Chairman

SALOMON BROTHERS INVESTMENT SERIES
A Message From the Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, Small Cap Fund, Investors Value Fund, International Equity Growth Fund, Capital Chairman Fund, Large Capitalization Growth Fund and Balanced Fund (the "Funds" and each a "Fund") for the period ended June 30, 2000. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the six-month period ended June 30, 2000 with and without sales charges.

The Performance of the Salomon Brothers Investment Series
Class A Shares Total Returns for the Six Months Ended June 30, 2000


                                   Without                  With
                                Sales Charges/1/       Sales Charges/2/
                                ----------------       ----------------
     Asia Growth Fund              (8.21)%                  (13.47)%
     International Equity Fund     (9.21)                   (14.42)
     Small Cap Growth Fund         20.49                     13.57
     Capital Fund                  17.32                     10.58
     Large Cap Growth Fund         (3.44)                    (8.98)
     Investors Value Fund           9.08                      2.82
     Balanced Fund                  5.16                     (0.87)
______________
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares.
2 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares of 5.75% for the Asia Growth, International Equity, Small Cap Growth, Capital, Large Cap Growth, Investors Value and Balanced Funds. Both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This share-holder report has been prepared for the information of shareholders of the Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.

Market Commentary

As the world welcomed in the new millennium with an uneventful Y2K date change, many investors wanted to know whether the historic returns posted by many companies in 1999 could possibly be achieved in 2000.

Several major stock and bond markets hit record highs in 2000, but have since backed off from their highs. The first half of 2000 was characterized by increased levels of stock market volatility worldwide, predominantly in the technology sector. In fact, the tech-laden Nasdaq Composite Index/1/ experienced four declines of 10% or more. As the divergence between the so-called "New Economy," represented by the telecommunications, media and technology companies, versus the more established blue-chip "Old Economy" stocks continues, we have focused on identifying companies we believe are best-positioned to grow in the new millennium.

In the first six months of the year, the Federal Reserve Board ("Fed") raised interest rates three times (February 2, 2000, March 21, 2000, and May 16, 2000) in an effort to slow the growth of the robust U.S. economy. While rising interest rates often lead historically to falling stock prices, the economy and the bond and stock markets appeared to absorb the Fed's rate hikes. While consumer confidence slipped somewhat so far this year, consumer spending continues to increase as evidenced by recent economic data. Unemployment remains near its 30-year low. Despite the possibility of future rate hikes this year by the Fed, we remain optimistic that the growth of the U.S. economy should continue for the near term.

After a tumultuous start, the euro has finally begun strengthening and we may have seen a bottoming out. (The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.) The euro is now trading near parity to the U.S. dollar and we view Europe positively on investment opportunities and believe that many stocks and bonds of European companies represent compelling stories.

The Asian markets have shown a wide range of performance in 2000, as several markets negatively reacted to changes in Fed monetary policy. However, many Asian companies have and continue to leverage technology in order to streamline their operations, which may have a positive effect in the years to come.

_______________
1 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

Bond investors were faced with many challenges in 2000, largely due to the actions of the Fed and to the U.S. Treasury Department's plan to buyback approximately $30 billion in long-term debt obligations. This led to an inverted yield curve,/2/ a unique occurrence whereby bonds with longer maturities have lower yields than bonds with shorter maturities.

As markets continue to exhibit greater volatility and investment returns revert back to their historical averages, we believe the advantages of active management will become more apparent in the months ahead.

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 24, 2000

___________
2 The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality, but different maturities.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of companies located in Asian countries. Areas considered for investments include, but are not limited to, China, Hong Kong, Indonesia, Korea, Philippines, Singapore, Taiwan, Malaysia, Thailand and Indian sub-continents. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio managers to be most likely to benefit from positive regional economic trends.

The Fund Managers

Managed by an investment team out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific,Ltd.

S A L O M O N  B R O T H E R S
Asia Growth Fund

PERFORMANCE UPDATE

The Asia Growth Fund's Class A shares, without sales charges, returned a negative 8.21% for the six months ended June 30, 2000. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index's ("MSCI AC Asia Free Ex-Japan Index") total return of a negative 12.93% for the same period. (The MSCI AC Asia Free (ex-Japan) Index is a market capitalization weighted index that measures the performance of equities of 12 stock exchanges in the Asia Pacific region.) Past performance is not indicative of future results. An investor cannot invest directly in an index.

MARKET REVIEW

In our view, one of the more conspicuous effects of the globalization of international capital markets has been the increasing influence of the sharp corrections in the U.S. capital markets, especially in the volatile performance of the Nasdaq Composite Index/1/ during the period. The year started on an auspicious note for Asian markets, characterized by aggressive buying in many major stock markets, which were given a clean bill of health by Y2K experts. Notwithstanding valuation levels that were at odds with earnings potential, investors' purchases of the recently coined "TMT" (technology, media and telecommunications) stocks, appeared to have reached its height in mid-February.

A much higher-than-expected inflation figure in the U.S., however, appeared to have been one of the catalysts that led to a re-assessment by many investors of valuation levels and subsequent realizations that hefty premiums were being demanded for so-called "growth plays." The resulting correction was sharp and quick. Investors who had until recently been oblivious to the dampening effects of tighter monetary policy by the U.S. Federal Reserve Board ("Fed") took profits and channeled money into so-called "Old Economy" value stocks./2/

Singapore and Korea suffered double-digit losses during the reporting period, with shares of many Korean companies declining largely due to concerns surrounding massive Investment Trust Company ("ITC") redemptions. Hong Kong and Taiwanese markets moderately declined during the period. Hong Kong's problems were compounded by the local dollar's peg to the U.S. dollar and a dramatic, if not controversial, victory by an opposition leader in the March presidential elections resulted in a sell-off in the U.S. dollar.

The smaller markets of Southeast Asia continued to be plagued by remnants of political and financial reform woes from the 1997 crisis and struggled throughout the period. While valuation levels were undergoing downward

__________
 1 The Nasdaq Compostite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

 2 Value stocks are shares of companies that are believed to be undervalued but have potentially good longer-term business prospects.

adjustments, macroeconomic statistics remained favorable. Economic growth, albeit at a more moderate pace, was evident across most countries while inflationary pressures remained muted.

PORTFOLIO HIGHLIGHTS/3/

Throughout the first half of 2000, the Asia Growth Fund maintained its emphasis on individual stock selections. In the absence of strong economic data, we remained neutral versus the MSCI AC Asia Free Ex-Japan Index in terms of allocating the Fund's assets, taking a more "bottom-up"/4/ approach in managing the Fund. In many cases, the Fund's holdings, which differed from those of the benchmark, generated higher returns versus stocks included in the MSCI AC Asia Free Ex-Japan.

In Hong Kong, trading company Li & Fung was consistently within the Fund's top ten holdings throughout the first half of 2000. We believe Li & Fung may be the top regional sourcing franchise with superb management and long-term strategies that may prove effective. In our view, this combination has propelled Li & Fung and led to the creation of consistent high returns for its shareholders. We believe the company has strong growth potential, has demonstrated adaptability to changes in technology (i.e., Internet) and its ventures into new opportunities all contributed to its exceptional share price performance during the period. In fact, the company's share price rose about 100% since year-end 1999 versus the Hang Seng Index,/5/ which fell 4.8% during the same period.

The Fund's other holdings consisted of various large capitalization stocks with what we deem are sustainable growth drivers consistent with our stock selections made in 1999. These holdings include China Mobile (formerly named China Telecom), a telecommunications company with strong subscriber growth. The Fund's holding in Samsung Electronics, the leading South Korean company, continues to be Asia's best Dynamic Random Access Memory ("DRAM") play. The company is an exporter with limited group risk compared to other chaebols, Korean conglomerates of many companies clustered around one holding company whose parent company is usually controlled by one family. Moreover, Samsung has all the right products: Static Random Access memory ("SRAM"), flash and cell phones, all of which are currently in high demand.

We believe that Taiwan Semiconductor Manufacturing Company, Asia's leading foundry, has an outstanding earnings outlook. Indian software company Satyam Computers has what we deem to be the best combination of growth potential, reasonable valuations and outstanding management. The company's shift from reliance on Y2K-related projects to e-business-related revenues has been seamless. We are pleased to report that all of the above companies have generated positive contributions in the first half of 2000 for the Fund during a time when most regional markets declined. Additionally, these companies

____________
3 Past performance is not indicative of future results. Portfolio holdings are subject to change.
4 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
5 The Hang Seng Index is an aggregate market cap weighted index, which tracks 33 stocks representing 70% of total market capitalization on the stock exchange of Hong Kong Limited. An investor cannot invest directly in an index.

were all consistently within the top ten positions of the Fund throughout the period.

Apart from the Fund's core holdings, other positions included conglomerate Citic Pacific, which was bought and has been re-rated since its announcement of a series of telecommunication asset purchases in China. The company's value enhancing deals clearly illustrate strong backing from its parent company, Citic Beijing. After several visits to China, we were encouraged by the overall cyclical recovery of the country's economy and operating improvements by many Chinese state-owned enterprises ("SOEs"). As such, we increased the Fund's exposure to Chinese companies in the second quarter. Positions in H-shares listed in Hong Kong, representing the SOEs, were added. These included one of the major airline stocks, China Southern. We believe China Southern may be a direct beneficiary of increased traffic flow in the southern regions trading at attractive valuations of 0.6 times price to book./6/

Aside from the maintenance of core positions and initiation of new stock purchases, the Fund also gained from profits on positions such as Datacraft Asia, a Singapore-based leading networking company that spans different parts of Asia. This stock was sold when the share price moved up sharply above U.S. dollar $10, rendering valuation levels too high in our opinion. The Fund's entire position in Hong Kong-based Giordano, one of the top ten holdings for most of 1999 was sold. This position was bought as we believed the company was poised to benefit from the restructuring and anticipated recovery of the regional retail sector. As a result, the Fund made over five times its investment in profits. Although we believe Giordano continues to have strong growth potential, we believe this has already been reflected in the strong performance of its share price.

From an asset allocation perspective, the decision not to have exposure to the smaller Southeast Asian markets, namely Thailand, Indonesia and the Philippines was maintained during the second quarter of 2000. This was done mainly from the lack of a visible growth story, weak corporate governance and in some cases, higher political risks.

MARKET OUTLOOK

From a top-down/7/ perspective, we believe markets in North Asia should continue to be favored over the smaller markets of Southeast Asia. Moreover, in our view, the markets of Hong Kong, South Korea, Singapore and Taiwan stand to benefit from improvements in the economic landscape as well as with their focus on industries with stronger growth potentials. Our positive stance on China-related counters on the back of the country's strong cyclical recovery and its entry into the World Trade Organization ("WTO") will also remain.

__________
6 Price-to-book is the difference between the market value of a stock and the book value of the company.
7 A top-down perspective refers to looking at trends in the general economy and selecting industries and then companies that should benefit from those trends.

From a sector perspective, the recently adopted strategy of being overweight in interest-rate sensitive sectors should continue as we assign a high probability to a peak in U.S. short-term interest rates. Diversification into interest-rate sensitive stocks, however, may not preclude the Fund from exposure to technology companies especially as the year progresses.

We believe it's unlikely that corporate results in the region will disappoint and as such, earnings of technology companies should confirm longer-term growth prospects. We think that stronger growth potential still can be found in the technology sector. We will therefore limit our focus to companies with proven business models and profitable earnings.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of June 30, 2000

[PIE CHART]

Common Stock                 96%
Equity Linked Securities      4%

----------------------
Breakdown By Country#
----------------------

Hong Kong      31.2%
---------------------
South Korea    20.2%
---------------------
Taiwan         15.9%
---------------------
Singapore      10.1%
---------------------
India           8.4%
---------------------
Malaysia        6.8%
---------------------
China           3.2%
=====================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
ASIA GROWTH FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges  With Sales Charges*
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.85%                     3.37%
3 year                         (0.76)%                   (2.71)%
1 year                         22.81%                    15.72%
-------------------------------------------------------------------------
Class B Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.08%                     3.65%
3 year                         (1.51)%                   (2.50)%
1 year                         21.91%                    16.91%
-------------------------------------------------------------------------
Class 2 Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        4.09%                     3.84%
3 year                         (1.51)%                   (1.84)%
1 year                         21.80%                    19.64%
-------------------------------------------------------------------------
Class O Shares
-------------------------------------------------------------------------
Since Inception (5/6/96)        5.09%                     5.09%
3 year                         (0.56)%                   (0.56)%
1 year                         22.98%                    22.98%
=========================================================================


                        See page 28 for all footnotes.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The International Equity Fund seeks long-term growth of capital by investing in equity securities of non-U.S. issuers throughout the world. Moreover, the Fund seeks to achieve its investment objective by investing primarily in equity securities or common stock of companies that participate in growth industries and can deliver sustainable above-average growth in earnings over a two- to three-year time horizon.

Under normal market conditions, the Fund is generally diversified among a number of different countries by investing at least 65% of its total assets in at least three countries. Our primary focus is on sustainable growth companies. The companies in which we invest show strong earnings growth visibility; however, we tend to seek out those companies that are not selling at an excessive premium to the market.

The Fund Managers

The Fund is managed by Citibank,N.A., through its Citibank Global Asset Management ("CGAM") division.

S A L O M O N  B R O T H E R S
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2000, the International Equity Fund's Class A shares, without sales charges, returned a negative 9.21%. In comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE")1 returned a negative 4.06% for the same period. Past performance is not indicative of future results.

During the period, both stock and bond markets worldwide have been characterized by increased levels of volatility. The period began with a sharp rise in the stock markets by the end of 1999, as many investors correctly anticipated a smooth "Y2K" transition. However, that euphoria gave way to a sharp downward move during the end of the period, especially in technology stocks, as inflation and interest rate worries concerned most investors.

As the period progressed, the prognosis for global economic growth improved. From many perspectives, the outlook for the global economy is the strongest seen in more than a decade. The U.S. economy has consistently surpassed forecasts, while European economic resurgence and Asian recovery have set the stage for robust earnings gains in many industries. Concerns over accelerating price increases, however, have resulted in a number of interest rate increases around the world. Yet, there appears to be few signs of a slowdown in ongoing global economic growth.

During the period, we continued to look for those companies that represent what we think are investment opportunities through bottom-up2 evaluation, employing a disciplined investment approach to identify what are deemed to be solid companies in established growth sectors of the market. Lastly, we looked to maintain a relatively low turnover in the Fund's portfolio of approximately 20%. (Portfolio turnover is the volume of shares traded as a percentage of total shares listed on an exchange during a period. Please note that there is no guarantee that the portfolio turnover will continue to be approximately 20% of the Fund's portfolio.)

Because we generally look to invest with a long-term horizon, we did not alter the Fund's holdings significantly during the period. Additionally, our original earnings outlook did not change, which was a key factor in our decision to maintain the Fund's portfolio. Although no guarantees can be made, we remain confident that the companies held in the Fund should offer long-term capital growth potential by delivering sustainable above-average earnings growth.

__________
 1 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
 2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

MARKET OUTLOOK

We don't believe that there will be a further acceleration in economic growth worldwide. If our expectations come true, we anticipate that most investors will focus on identifying those companies that have and continue to demonstrate an ability to sustain earnings growth solely based on the products and/or services they offer. Consequently, we intend to maintain the Fund's portfolio until later on this year, when many companies' earnings reports are released. At that time, we may make some additional changes to the Fund's holdings if we have to revise our earnings estimates for 2000 and 2001.

We believe that the International Equity Portfolio may be well-positioned to take advantage of the expected growth in the markets. Large capitalization growth stocks, in our opinion, should continue to offer solid performance over the long term. And while no assurances can be made, we also expect that our focus on industry leaders in high-growth industries such as telecommunications, technology, health care and retailing should benefit the Portfolio over the long term.

Portfolio Highlights#



Composition of portfolio as of
June 30, 2000

[PIE CHART]

Common Stock     100%

----------------------
Breakdown By Country#
----------------------

United Kingdom        26.9%
---------------------------
Japan                 24.8%
---------------------------
Netherlands           10.3%
---------------------------
Spain                  7.3%
---------------------------
Ireland                5.7%
---------------------------
Italy                  5.5%
---------------------------
Finland                4.8%
---------------------------
Canada                 4.7%
---------------------------
France                 2.7%
---------------------------
Switzerland            2.7%
===========================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Cumulative Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges           With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (10/25/99)          13.40%                         6.88%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          12.80%                         7.80%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          12.70%                        10.58%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)          13.50%                        13.50%
================================================================================


                        See page 28 for all footnotes.

[PICTURE]


INVESTMENT OBJECTIVE AND STRATEGY

The Small Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations at the time of purchase similar to that of the companies included in the Russell 2000 Index ("small cap companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of small cap companies.

-----------------
THE FUND MANAGERS
-----------------

The Fund is managed by an experienced team of managers.


S A L O M O N  B R O T H E R S
Small Cap Growth Fund


PERFORMANCE UPDATE

We are proud to report the Small Cap Growth Fund's ("Fund") Class A shares, without sales charges returned 20.49% for the six months ended June 30, 2000. In comparison, the Russell 2000 Index returned 3.04% for the same period./1/ (Please note that past performance is not indicative of future results.)

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

The period was marked by an early year surge in technology and biotechnology stocks, followed by a significant April and May sell-off in shares of many technology stocks. Small-capitalization stocks outperformed large-capitalization stocks during the period; the Russell 2000 Growth Index/2/ rose by 1.23% versus the negative return of 0.43% for the Standard and Poor's 500 Index ("S&P 500"),/3/ while the overall Russell 2000 Index rose by 3.04%. Consumer cyclicals, technology and media/telecommunication stocks were, in our view, the main negative factors, while healthcare and energy stocks posted strong positive returns. The Fund significantly outperformed its benchmark due to stock selection in technology, communications, healthcare and financials. The Fund was about evenly weighted in technology, the benchmark's largest sector, during the first half of the year.

MARKET OUTLOOK

As we enter the second half of 2000, market volatility has continued but we have seen a broader-based market than the tech-driven one of late 1999 and early 2000. Inflows to small cap mutual funds have slowed from a robust first quarter pace, but so has the Initial Public Offerings ("IPO") calendar, thereby helping to avoid excess supply overhang. In our opinion, relative value versus large cap stocks are still attractive by most historical measures. We remain broadly diversified across market sectors, which has helped to limit performance volatility so far in 2000. While it may be sound strategy, diversification does not assure against market loss.

_________________
 1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investor cannot invest directly in an index.
 2 The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. (A price-to-book ratio is the price of a stock dividend divided by its net asset value.) An investor cannot invest directly in an index.
 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30, 2000


[PIE CHART]

Common Stock                   90%
Convertible Corporate Notes     3%
Short-Term Obligations         70%

----------------------------
Top Holdings
----------------------------

Siebel Systems, Inc.
----------------------------
Network Appliance, Inc.
----------------------------
Digital Microwave Corp.
----------------------------
Insight Enterprises, Inc.
----------------------------
Newport Corp.
----------------------------
OM Group, Inc.
----------------------------
Alpharma, Inc.,
Class A Shares
----------------------------
Integrated Silicon
Solution, Inc.
----------------------------
Advanced Fibre
Communications, Inc.
----------------------------
Sawtek Inc.
============================
Portfolio holdings may vary.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Average Annual Total Returns for Period Through June 31, 2000
--------------------------------------------------------------------------------
Class A Shares                  Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (7/1/98)               48.31%                     43.99%
1 year                                 63.18%                     53.82%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               47.16%                     45.80%
1 year                                 61.98%                     56.98%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               47.26%                     46.53%
1 year                                 61.96%                     59.28%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)               48.67%                     48.67%
1 year                                 63.59%                     63.59%
================================================================================

                       See page 28 for all footnotes.

[PICTURE APPEARS HERE]

INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investments in securities which the managers believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in common stocks or securities convertible into common stocks. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (less than $1 billion in market capitalization) at the beginning of their life cycles. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

THE FUND MANAGERS

[PHOTO OF ROSS S. MARGOLIES]          Ross S. Margolies, Managing Director and
                                      Portfolio Manager at Salomon Brothers
                                      Asset Management Inc, has 19 years of
                                      investment industry experience in the
                                      equity, convertible and high yield
                                      markets. Mr. Margolies is primarily
                                      responsible for day-to-day Fund
                                      management.

[PHOTO OF ROBERT M. DONAHUE, Jr.]     Robert M. Donahue, Jr., Director and Co-
                                      Portfolio Manager at Salomon Brothers
                                      Asset Management Inc., has 7 years of
                                      investment industry experience. Mr.
                                      Donahue assists in the day-to-day
                                      management of the Fund.

S A L O M O N  B R O T H E R S
Capital Fund


PERFORMANCE UPDATE

The Capital Fund's Class A shares without sales charges, returned 17.32% for the six months ended June 30, 2000. In comparison, the Russell 3000 Index returned 0.95% and the Standard and Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely-held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

PERFORMANCE OVERVIEW & INVESTMENT STRATEGY

The Capital Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small-and mid-size companies. It is also known as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In fact, one of our primary goals is to find out-of-favor value stocks that can blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market finally recognizes their true potential.

Because it owns some stocks from most categories, the Fund has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./1/

Another aspect of our core investment style is a bottom-up stock picking strategy. (Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economics or market trends.) We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our exhaustive financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality, (for instance, are receivables growing much faster than sales, a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are the basis of our stock-selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

_______________
 1 Of course, investors can also lose money in the Fund if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

As portfolio managers, we have another role in addition to stock picking; we need to make sure that the individual security selections in the portfolio meet a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, our best ideas in the Fund generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market returns when executed properly. (Of course, past performance is not indicative of future results.)

At the same time we always factor in excess risk. A good idea that has a very high-risk profile will get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, in this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio. Diversification does not assure against market loss.

MARKET OVERVIEW AND OUTLOOK

Even though it made no headway, the stock market offered something for everyone during the first half of 2000. Initially the speculative momentum market of 1999 continued the market rally, peaking during the second week of March. The Federal Reserve Board's ("Fed") continued increases in interest rates then started to be felt, leading to a violent sell-off, particularly in the volatile NASDAQ/2/ market, through May. At the same time, many oversold "Old Economy" stocks rallied as money rotated from the Internet and biotech stocks into areas such as consumer staples. By the end of the half of the reporting period, most of the market losses recovered so that most broad indices were down modestly.

One way to describe what happened is that "investment gravity" finally took hold of stocks that previously seemed to continually float skyward. The catalyst was the seemingly unrelated comments by President Bill Clinton and British Prime Minister Tony Blair that genomics companies would not reap all of the benefits of the public research money devoted to their field of science. The sell-off in biotech stocks spread like a contagion to virtually all high priced growth stocks. For a relatively brief time, earnings counted and stories were discounted. By the end of June, the market was once again awarding future potential a premium to ability.

We are proud to report that the Fund's investment strategy worked exceptionally well throughout the period. When the market was rising, our broad, diversified equity exposure allowed us to participate even though much of what we liked was out of favor. The declines in less speculative stocks provided us with opportunities as well. For the first time in over two years we were given an attractive opportunity to start building positions in drug stocks, a sector that we think should exhibit above-average growth well into the future due to favorable demographic and technological trends.

Later in the half, during the NASDAQ led market decline, the Fund actually appreciated as money flowed to companies that could be more easily valued, most of which had been materially oversold in the previous few months. The

______________
2 National Association of Securities Dealers Automated Quotations ("NASDAQ") system is a computerized system that provides brokers and dealers with price quotations for more than 5,000 actively traded over-the-counter stocks.

rotation favored drug stocks as well as companies we previously owned such as Safeway, Nabisco Group Holdings and Devon Energy while giving us the opportunity to add to undervalued technology stocks like 3Com and Seagate. Going forward we expect to continue to hold many of these stocks although there have been tender offers announced for Nabisco and Seagate. Portfolio holdings are subject to change.

We continue to see the growth of the Internet as one of the driving forces of the economy going forward. If you closely examine the Fund's portfolio, you will see that relatively little of your money is invested in traditional Internet companies (i.e., the "dot.coms"). We think the long-term risk and reward proposition in most of these companies to be unattractive, a view we think the market is starting to embrace. We also think most of these companies do not have sustainable business models (translation: in our opinion they will always lose money), while others have valuations that assume they will be the only survivors in the eventual shakeout. However, you will see a lot of your money invested in companies that, in our view, stand to benefit from or build the Internet. In the Fund we own companies such as:

 .    3Com (a company that split into two pieces in July; Palm Pilot, the leading
     PDA which will offer wireless internet access, and the remaining 3Com networking business helping individual access the Internet)

 .    Federated Department Stores (a leader in the "clicks and mortar" e-commerce strategy and owner of several valuable Internet businesses)

 .    Verizon Communications (formed from the merger of Bell Atlantic and GTE,
     Verizon Communications is the leading U.S. wireless company also offering telecom services such as local, long distance and high speed Internet access).

It is our strong belief that over time the leading established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should recognize this over time. On the other hand, we believe the stock market will continue to lose patience with those traditional Internet companies that cannot transform themselves into growth companies with enough profits to support their underlying stock price.

We expect the Capital Fund to consistently apply its investment strategy in the future. We will invest in both users and manufacturers of technology when we believe their risk and reward ratios are favorable. Most of all, we will look for the best opportunities that we can find, regardless of where they reside in the market.

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30, 2000

[PIE CHART]

Common Stock                    91%
Convertible Securities           2%
Corporate Bonds                  1%
Short-Term Obligations           6%

---------------------------------
Top Stock Holdings
---------------------------------

Safeway Inc
---------------------------------
Nabisco Group Holdings Corp.
---------------------------------
Federated Department Stores, Inc.
---------------------------------
Costco Wholesale Corp.
---------------------------------
Hormel Foods Corp.
---------------------------------
The Pepsi Bottling Group, Inc.
---------------------------------
3Com Corp.
---------------------------------
Merck & Co., Inc.
---------------------------------
Tesoro Petroleum Corp.
---------------------------------
The Bank of New York Co., Inc.
=================================

Portfolio holdings may vary.

--------------------------------------------------------------------------------
CAPITAL FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges           With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (11/1/96)           27.47%                        25.43%
3 year                              25.49%                        23.04%
1 year                              27.02%                        19.69%

Class B Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)           26.54%                        26.10%
3 year                              24.52%                        23.88%
1 year                              26.08%                        21.08%

Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)           26.52%                        26.18%
3 year                              24.47%                        24.06%
1 year                              26.11%                        23.84%

Class O Shares
--------------------------------------------------------------------------------
10 year                             17.58%                        17.58%
5 year                              28.41%                        28.41%
3 year                              25.75%                        25.75%
1 year                              27.34%                        27.34%
================================================================================

                         See page 28 for all footnotes

[PICTURE APPEARS HERE]

PERFORMANCE OBJECTIVE AND STRATEGY

The Large Cap Growth Fund seeks long-term growth of capital by investing in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States stock markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks. The Fund may also invest up to 15% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings growth, earnings consistency, sales growth, return on equity, and low debt to capitalization. For a company to be considered a candidate for investment purposes it has to be superior to the S&P 500 in four out of five criteria.

THE FUND MANAGERS

The Fund is managed by Citibank, N.A., through its Citibank Global Asset Management (CGAM) division.

S A L O M O N  B R O T H E R S

Large Cap Growth Fund

PERFORMANCE UPDATE

The Large Cap Growth Fund's Class A shares, without sales charges returned a negative 3.44% for the six months ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned a negative 0.43% for the same period. Past performance is not indicative of future results.

MARKET REVIEW & PORTFOLIO HIGHLIGHTS

During the period, we favored companies that we believed would benefit from strength in manufacturing and a global economic recovery such as industrial services (oilfield services), producer manufacturing, retail, and technology. The Fund's overweight position in technology stocks -- specifically holdings in computer networking (Cisco, Network Appliance), software and services (Oracle, Adobe Systems), and semiconductors (Linear Technology, Xilinx) -- proved beneficial.

In general, our emphasis on stocks with good earnings momentum and strong balance sheets hurt relative returns during the period as the market strongly favored companies with leveraged balance sheets and high earnings variability. Examples include our overweight stance in the retail sector (Wal-Mart, Home Depot), our focus on less cyclical components of the capital goods sector (Illinois Tool Works) and our focus on financial companies with strong balance sheets (Fannie Mae and Freddie Mac obligators)./2/ Portfolio holdings are subject to change.

Moreover, following the trend in the fourth quarter of 1999, market breadth remained narrow in the first quarter of 2000. The technology sector's gain came at the expense of all others, as it was the only sector to increase its percentage weight in the Index. However, in the second quarter there was a reversal from the first quarter, when 15 of the largest 25 contributors to the S&P 500 performance were technology or telecom companies. In the second quarter, the top four contributors to the S&P 500 performance were drug stocks, and 15 of the largest 25 detractors from the index performance were technology or telecom stocks.

Furthermore, the market has been experiencing a continued shift out of high quality stocks into low quality stocks. As of the fourth quarter of 1999, companies with leveraged balance sheets and high earnings variability were up 17.9%, while the highest quality stocks gained 5.3%/3/. This divergence continued into the first quarter of 2000, with the lowest quality stocks gaining 31.9% and the highest quality stocks losing 3.2%/3/. Overall, companies with the most leveraged balance sheets and most volatile earnings were up 28.6%, while the highest quality stocks lost 1.4% during the first half of 2000/3/.

_________
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

2 Fannie Mae (Federal Mortgage Association) is a publicly owned, government-sponsored corporation established in 1938 to purchase both government-backed and conventional mortgages from lenders and securitize them. Freddie Mac (Federal Home Loan Mortgage Corporation) sells mortgage-backed securities, issued in minimum denominations of $25,000, that it packages and guarantees.

3  Source: Citibank Global Asset Management (CGAM) division.

MARKET OUTLOOK

Going forward, we anticipate a strong and well-balanced, U.S. economy for the remainder of 2000. We believe rising corporate profitability, coupled with technology-driven business opportunities and a healthy financial system, may provide strong domestic support. Inflation remains contained, and we expect the core rate to remain between 2% to 2.5%. Job growth is expected to moderate and labor markets may become more stretched. In addition, we think Gross Domestic Product ("GDP")/4/ growth should be near 4% during the third quarter of 2000, characterized by a changing mix of stronger exports and slowing consumer spending. While we would expect to see slightly stronger growth in the third quarter than in the second quarter, we do not expect to see a repeat of the strong second half of 1999 this year.

During the first half of this year, the Federal Reserve Board ("Fed") raised both the discount and federal funds/5/ target rates 100 basis points,/6/ to 6.0% and 6.5%, respectively. While we leave open the possibility of another 25 basis point tightening later this year depending on subsequent economic news, we place a higher probability on no more tightening.

Our view is that the Fed is done, or nearly done, raising rates for this cycle. In the coming months, the interest rate increases made by the Fed over the last year should, in our view, begin to slow the growth of the U.S. economy. Moreover, as government economic reports begin to reflect this slowdown, investor fears regarding inflation and higher interest rates should subside. This in turn should create an attractive environment for U.S. stocks, in which growth stocks should then regain their leadership position due to strong fundamentals.

And while no guarantees can be made, we are confident that our focus on fundamental analysis of individual companies in an effort to uncover opportunities that are making profits today may benefit the Large Cap Growth Fund in the long term.

__________
4 The GDP is the market value of the goods and services produced by labor and property in the United States.
5 The discount rate is the interest rate that the Fed charges member banks for loans, using government securities as collateral. The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The Federal funds rate, as it is called, often points to the direction of U.S. interest rates.
6  A basis point is 0.01% or one one-hundredth of a percent.

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30,2000


[PIE CHART]


Common Stock     100%


----------------------------
Top Holdings
----------------------------
General Electric Co.

Intel Corp.
----------------------------
Cisco Systems,Inc.
----------------------------
Microsoft Corp.
----------------------------
Pfizer Inc.
----------------------------
International Business
Machines Corp.
----------------------------
American International
Group,Inc.
----------------------------
Wal-Mart Stores,Inc.
----------------------------
Exxon Mobil Corp.
----------------------------
Oracle Corp.
============================

Portfolio holdings may vary.


--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Cumulative Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------

Class A Shares                Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.95%                    1.74%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.35%                    2.35%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (10/25/99)            7.45%                    5.39%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (10/26/99)            8.15%                    8.15%
================================================================================

                        See page 28 for all footnotes.

[PICTURE APPEARS HERE]


INVESTMENT OBJECTIVE AND STRATEGY/1/

The Investors Value Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies with good growth potential at reasonable prices.


THE FUND MANAGERS

[PHOTO OF JOHN B. CUNNINGHAM]        John B. Cunningham, Director and Portfolio
                                     Manager at Salomon Brothers Asset
                                     Management Inc, has 11 years of financial industry experience. Mr. Cunningham assists in the day-to-day management of the Fund.

[PHOTO OF MARK MCALLISTER]           Mark McAllister, Director and Co-Portfolio
                                     Manager at Salomon Brothers Asset
                                     Management Inc, has 13 years of investment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since
                                     April 2000.



S A L O M O N  B R O T H E R S

Investors ValueFund

PERFORMANCE UPDATE

The Investors Value Fund's Class A shares, without sales charges returned 9.08% for the six-months ended June 30, 2000. In comparison, the Standard & Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

In the first half of this year, the stock markets experienced increased volatility. Technology stocks continued to drive the market through early March. In our view, the momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During the period, the Fund added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve Board's ("Fed") reaction to inflationary pressures. The Fund benefited from the increase in market breadth.

For the six-month period under review, the significant decline in a number of large-capitalization stocks held back the performance of the S&P 500. Microsoft, which represented 4.9% of the S&P 500 at year-end, declined 31.5%, which alone penalized the S&P 500 by 1.5%. Other notable decliners included notable companies such as: Lucent, America Online, AT&T, Home Depot, Procter & Gamble and Qualcomm, all of which fell more than 20%. Including Microsoft, these eight stocks accounted for about 13% of the S&P 500 at year-end.

FUND HIGHLIGHTS

We are pleased to tell you that the Fund performed quite well in the first six months, significantly outpacing both its Lipper/2/ large-cap value fund peer group and the S&P 500. During the first quarter, we continued to trim most of our technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that we thought offered much more attractive valuations. In particular, we added consumer staples, financials and armaceuticals, all of which rebounded as investors moved assets out of technology. Since the correction in technology in mid-March, we have been adding to select technology stocks on weakness in the sector. We plan to

________________
 1 The information provided represents the opinion of the manager and is not intended to be a forecast of future events. There is no assurance that certain securities will remain in or out of the Fund's portfolio.

 2  Lipper Inc. is a major fund tracking organization.

               continue increasing our weighting in technology as we see opportunities to do so.

               Our overweight position in consumer staples contributed to the Fund's outperformance during the period. In particular, Nabisco Group Holdings, Pepsi Bottling Group, Safeway and Kimberly Clark all were strong performers. Nabisco Group Holdings was the Fund's top contributor during the period as a result of the planned sale of the company.

               In other sectors, leading contributors included News Corporation, Intel, Eli Lilly and Coastal Corp., among others. Laggards included International Paper, Compuware, Tyson Foods, Federated Department Stores and UnumProvident. The Fund no longer owns Compuware and UnumProvident.

               MARKET OUTLOOK

               Recent economic data suggests that the economy may be slowing, however, inflationary concerns are likely to keep the Fed on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective actions may continue to result in market swings. Fortunately, market breadth remains favorable.

               Currently, the Investors Value Fund has overweight positions versus the S&P 500 in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the Fund's top position is now Verizon Communications, the newly combined entity. The Fund is underweight in technology, capital goods and consumer cyclicals. As mentioned above, we continue to look for opportunities to add to technology stocks. Overall, we believe that the Investors Value Fund may be well positioned for the current market environment in which individual stock selection plays a more important role than sector momentum.

Portfolio Highlights#

Composition of portfolio as of
June 30,2000


[PIE CHART]

Common Stock         94%

Convertible
Securities            1%

Short-Term
Obligations           5%


---------------------------------------
Top Stock Holdings
---------------------------------------
Nabisco Group Holdings
Corp.
---------------------------------------
The Pepsi Bottling
Group,Inc.
---------------------------------------
National Semiconductor
Corp.
---------------------------------------
Safeway Inc.
SBC Communications Inc.
---------------------------------------
The Bank of New York
Co., Inc.
---------------------------------------
3Com Corp.
---------------------------------------
Pharmacia Corp.
---------------------------------------
Costco Wholesale Corp.
=======================================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
INVESTORS VALUE FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------
Class A Shares                   Without Sales Charges       With Sales Charges*
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.99%                   21.67%
5 year                                   21.67%                   20.24%
3 year                                   15.43%                   13.17%
1 year                                    5.61%                   (0.45)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.07%                   22.00%
5 year                                   20.74%                   20.55%
3 year                                   14.55%                   13.79%
1 year                                    4.79%                    0.54%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)                 22.09%                   21.86%
5 year                                   20.76%                   20.52%
3 year                                   14.58%                   14.19%
1 year                                    4.81%                    2.93%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
10 year                                  16.45%                   16.45%
5 year                                   21.94%                   21.94%
3 year                                   15.68%                   15.68%
1 year                                    5.84%                    5.84%
================================================================================

                        See page 28 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The Balanced Fund, seeks to obtain above average income (compared to a portfolio invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility. Diversification does not assure against market loss.

THE FUND MANAGER

[PHOTO OF GEORGE J. WILLIAMSON]     George J. Williamson, Director and Portfolio
                                    Manager at Salomon Brothers Asset Management
                                    Inc, has 40 years of investment industry experience in the equity markets. Mr.
                                    Williamson is primarily responsible for day-to-day Fund management.


S A L O M O N  B R O T H E R S

Balanced Fund


PERFORMANCE UPDATE

For the six months ended June 30, 2000, the Balanced Fund's ("Fund") Class A shares, without sales charges, returned 5.16%. In comparison, the Standard and Poor's 500 Index ("S&P 500") returned a negative 0.43% for the same time period. (The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.) An investor cannot invest directly in an index. Past performance is not indicative of future results.

MARKET REVIEW AND HIGHLIGHTS/1/

In the first half of 2000, the common stock sector of the portfolio continued to emphasize high quality companies in growth industries including communications, pharmaceutical, energy, consumer brands, and technology. The bond segment of the Fund represented 50% of total assets including 12% in convertible issues and about 7% in high-yield bonds in order to achieve added exposure to stocks and to maintain a yield of roughly 5.1% for the overall portfolio.

As the Federal Reserve Board ("Fed") moves to slow the growth of the economy, we anticipate moderate growth in the U.S. and continuing improvement in most of the major overseas countries. Earnings for U.S. companies should be restrained somewhat during the coming year.

In a period of economic growth, the common stock portion of the portfolio is being positioned in companies with financial strength and in areas where we believe product demand will be firm. As of June 30, 2000, the largest holdings in order of size were:

 . Verizon Communications, formed by the merger of Bell Atlantic and GTE, is one of the world's leading providers of high-growth communications services.

 . IBM, creates, develops and manufactures the computer industry's advanced information technologies, including computer systems, software, networking systems, storage devices and microelectronics.

 .  Exxon-Mobil, one of the world's largest oil producers and sellers.

 .  SBC Communications, a provider of telecommunications services in the United
   States and the world, offering multiple communications services and products.

 . Avon Products, a manufacturer and marketer of beauty and related products, which include cosmetics, fragrance and toiletries; jewelry, accessories and apparel; gift, decorative and home entertainment products.

____________
1 Please keep in mind, sector weightings and portfolio holdings are subject to change.

          . Halliburton, provides a variety of services, equipment, maintenance and engineering and construction to energy, industrial and governmental customers.

          . Bausch & Lomb, develops, manufactures and markets healthcare products for the eye in three business segments: vision care, pharmaceuticals, and surgical.

          . American Home Products, involved in discovery, development, manufacture, distribution and sale of pharmaceuticals, consumer health care and agricultural products.

--------------------------------------------------------------------------------
Portfolio Highlights#
--------------------------------------------------------------------------------

Composition of portfolio as of
June 30,2000

[PIE CHART]

Common Stock             49%

Corporate Bonds          15%

Convertible Securities   12%

Asset-Backed Securities   3%

U.S. Government
Agencies & Obligations   15%

Short-Term
Obligations               6%


---------------------------------------
Top Stock Holdings
---------------------------------------
International Business
Machines Corp.
---------------------------------------
Exxon Mobil Corp.
---------------------------------------
Avon Products,Inc.
---------------------------------------
SBC Communications Inc.
---------------------------------------
Halliburton Co.
---------------------------------------
Bell Atlantic Corp.
---------------------------------------
Bausch & Lomb Inc.
---------------------------------------
American Home
Products Corp.
---------------------------------------
GTE Corp.
---------------------------------------
BP Amoco PLC
=======================================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
BALANCED FUND
Average Annual Total Returns for Period Through June 30, 2000
--------------------------------------------------------------------------------
Class A Shares                 Without Sales Charges         With Sales Charges*
Since Inception (9/11/95)              12.14%                     10.77%
3 year                                  7.83%                      5.73%
1 year                                 (0.67)%                    (6.39)%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              11.30%                     11.02%
3 year                                  7.02%                      6.14%
1 year                                 (1.38)%                    (5.99)%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              11.31%                     11.08%
3 year                                  6.98%                      6.61%
1 year                                 (1.38)%                    (3.27)%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              12.52%                     12.52%
3 year                                  8.05%                      8.05%
1 year                                 (0.37)%                    (0.37)%
================================================================================

                        See page 28 for all footnotes.

               FOOTNOTES

                * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

                #  As a % of total investments.





               GENERAL PERFORMANCE AND RANKING NOTES

               Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
June 30, 2000 (unaudited)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 95.8%

 China -- 3.2%
 1,740,000 China Southern Airlines Co. Ltd. (a)...................   $   415,173
   126,000 China Unicom Ltd. (a)..................................       267,508
                                                                     -----------
                                                                         682,681
                                                                     -----------
 Hong Kong -- 31.2%
    83,000 Asia Satellite Telecommunications Holdings Ltd. .......       283,754
     5,000 Asiainfo Holdings, Inc. (a)............................       223,438
    50,000 ASM Pacific Technology Ltd. ...........................       187,292
    44,000 Cheung Kong (Holdings) Ltd. ...........................       486,832
    74,000 China Mobile (Hong Kong) Ltd. (a)......................       652,637
    91,000 Citic Pacific Ltd. ....................................       476,287
    92,400 Dah Sing Financial Group...............................       372,194
   400,000 Denway Motors Ltd. (a).................................        46,182
   382,409 Esprit Holdings Ltd. ..................................       397,356
   360,000 Hong Kong Exchanges & Clearing Ltd. (a)................       487,217
    42,800 HSBC Holdings PLC......................................       488,653
    49,600 Hutchison Whampoa Ltd. ................................       623,555
   290,000 Legend Holdings Ltd. ..................................       280,874
   134,000 Li & Fung Ltd. ........................................       670,404
 1,700,000 Phoenix Satellite Television Holdings Ltd. (a).........       235,527
   900,000 TCL International Holdings Ltd. (a)....................       329,044
    58,000 Television Broadcasts Ltd. ............................       386,900
                                                                     -----------
                                                                       6,628,146
                                                                     -----------
 India -- 8.4%
    34,800 Bajaj Auto Ltd. GDR....................................       318,420
     1,700 Infosys Technologies Ltd. (a)..........................       301,325
     5,200 SSI Ltd. GDR...........................................        34,840
    50,000 State Bank of India GDR................................       493,750
   100,000 Tata Engineering and Locomotive Co. Ltd. GDR...........       272,500
    23,500 Videsh Sanchar Nigam Ltd. GDR..........................       370,125
                                                                     -----------
                                                                       1,790,960
                                                                     -----------
 Malaysia -- 6.8%
    90,000 AMMB Holdings Berahd...................................       300,789
    78,000 Genting Berhad.........................................       287,368
   120,000 MAA Holdings Berhad....................................       315,790
    23,000 Malaysian Pacific Industries Berhad....................       236,053
    95,000 Tenaga Nasional Berhad.................................       310,000
                                                                     -----------
                                                                       1,450,000
                                                                     -----------
 Singapore -- 10.1%
    52,000 Chartered Semiconductor Manufacturing Ltd. (a).........       454,135
    42,120 Datacraft Asia Ltd. ...................................       370,656
    34,700 DBS Group Holdings Ltd. ...............................       445,541
    31,000 Overseas Union Bank Ltd. ..............................       120,127
   158,000 St. Assembly Test Service Ltd. (a).....................       405,738
    35,000 Venture Manufacturing (Singapore) Ltd. ................       356,275
                                                                     -----------
                                                                       2,152,472
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 South Korea -- 20.2%
    38,000 Daeduck Electronics Co., Ltd. ........................   $   385,104
    17,010 H&CB..................................................       398,163
    15,009 Hyundai Electronics Industries Co. (a)................       296,135
    41,818 Hyundai Motor Co. Ltd. GDR............................       269,726
     3,200 Korea Telecom Corp....................................       281,823
    13,000 L.G. Chemical Ltd. ...................................       259,994
     3,200 L.G. Information & Communication Ltd. ................       179,942
     6,028 Pohang Iron & Steel Co., Ltd. (b).....................       524,208
     4,500 Samsung Electro Mechanics Co., Ltd. ..................       282,101
     2,100 Samsung Electronics...................................       694,962
    35,000 Shinhan Bank..........................................       329,589
     1,200 SK Telecom Co., Ltd. .................................       392,816
                                                                    -----------
                                                                      4,294,563
                                                                    -----------
 Taiwan -- 15.9%
   117,600 Acer Communications & Multimedia Inc. ................       332,182
   124,992 Cathay Life Insurance Co., Ltd. ......................       288,131
   590,000 Chinatrust Commercial Bank............................       511,461
    65,000 Compeq Manufacturing Co., Ltd. .......................       398,864
    56,000 Hon Hai Precision Industry Co., Ltd. .................       505,454
    81,444 President Chain Store Corp. ..........................       304,093
   151,897 Taiwan Semiconductor Manufacturing Co. (a)............       720,034
    20,000 VIA Technologies Inc. (a).............................       308,441
                                                                    -----------
                                                                      3,368,660
                                                                    -----------
           TOTAL COMMON STOCK
           (Cost -- $17,999,974).................................    20,367,482
                                                                    -----------
   Face
  Amount
 ---------
 EQUITY-LINKED NOTES -- 4.2%
 India -- 2.6%
  $  4,000 Satyam Computer Services Ltd., Series B, due 3/31/02
            (c)..................................................       540,000
                                                                    -----------
 Singapore -- 1.6%
   188,385 Overseas Union Bank, due 1/6/02 (d)...................       346,403
                                                                    -----------
           TOTAL EQUITY-LINKED NOTES
           (Cost -- $291,077)....................................       886,403
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $18,291,051*)................................   $21,253,885
                                                                    ===========

------
(a)  Non-income producing security.
(b)  Foreign shares.
(c) The current principal amount of these notes is eqivalent to 157,480 shares of Satyam Computer. Redemption proceeds will be determined at the date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the un-derlying shares of Satyam Computer.
(d) The current principal amount of these notes is eqivalent to 152,600 shares of Overseas Union Bank. Redemption proceeds will be determined at the date of redemption based on change in (1) the value of the shares of Overseas Union Bank and (2) the exchange rate between the U.S. Dollar and Singapore Dollar. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Overseas Union Bank.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  GDR  -- Global Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%
 Canada -- 4.7%
  25,600 Bombardier Inc. .........................................   $   694,985
  34,400 CGI Group Inc., Class A Shares...........................       279,500
                                                                     -----------
                                                                         974,485
                                                                     -----------
 Finland -- 4.8%
  11,000 Nokia Corp., Sponsored ADR...............................       549,313
   9,800 Sonera Group.............................................       448,576
                                                                     -----------
                                                                         997,889
                                                                     -----------
 France -- 2.7%
   7,200 Axa, Sponsored ADR.......................................       572,850
                                                                     -----------
 Germany -- 2.2%
   8,200 Adidas - Salomon AG .....................................       452,765
                                                                     -----------
 Hong Kong -- 2.4%
  14,500 Asia Satellite Telecommunications, Sponsored ADR.........       496,625
                                                                     -----------
 Ireland -- 5.7%
  24,300 Allied Irish Banks PLC, Sponsored ADR....................       431,325
  15,600 Elan Corp. PLC, Sponsored ADR............................       755,625
                                                                     -----------
                                                                       1,186,950
                                                                     -----------
 Italy -- 5.5%
  50,600 Luxottica Group S.p.A., Sponsored ADR....................       616,687
  51,900 Telecom Italia Mobile S.p.A..............................       532,338
                                                                     -----------
                                                                       1,149,025
                                                                     -----------
 Japan -- 24.8%
  10,000 Canon, Inc. .............................................       499,031
      43 DDI Corp.................................................       414,536
   1,200 Fast Retailing Co. ......................................       503,568
  14,000 Fujitsu Ltd. ............................................       485,610
   2,700 Fujitsu Support and Services Inc. .......................       267,946
      32 Nippon Telegraph & Telephone Corp. ......................       426,445
      29 NTT Data Corp. ..........................................       298,757
   2,800 Ryohin Keikaku Co. ......................................       357,261
   2,800 Secom Co., Ltd., Unsponsored ADR.........................       410,189
   3,000 Seven-Eleven Japan Co., Ltd. ............................       251,500
   4,500 Sony Corp. ..............................................       421,058
   3,000 TDK Corp. ...............................................       432,116
   2,500 Trend Micro Inc. ........................................       413,497
                                                                     -----------
                                                                       5,181,514
                                                                     -----------
 Netherlands -- 10.3%
  13,400 ASM Lithography Holding N.V. ............................       591,275
   9,329 ING Groep N.V., Sponsored ADR............................       629,707
  10,000 Koninklijke Ahold N.V., Sponsored ADR....................       293,125
  10,000 STMicroelectonics N.V., NY Shares........................       641,875
                                                                     -----------
                                                                       2,155,982
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                           Security                              Value

--------------------------------------------------------------------------------
 Spain -- 7.3%
  48,200 Banco Santander Central Hispano SA.......................   $   510,559
   7,150 Telefonica SA, Sponsored ADR.............................       458,047
  99,800 Telepizza SA.............................................       564,442
                                                                     -----------
                                                                       1,533,048
                                                                     -----------
 Switzerland -- 2.7%
   4,600 ABB Ltd..................................................       552,334
                                                                     -----------
 United Kingdom -- 26.9%
 237,800 Ashtead Group PLC........................................       340,203
 240,400 Avis Europe PLC..........................................       864,355
  39,900 Cobham PLC...............................................       604,042
 113,100 Invensys PLC.............................................       424,200
  43,500 Johnson Matthey PLC......................................       609,151
  47,600 Lloyds TBS Group PLC.....................................       451,103
  41,025 Misys PLC................................................       340,038
  50,600 Provident Financial PLC..................................       527,793
 161,400 Rentokil Initial PLC.....................................       367,124
  38,600 Shire Pharmaceuticals Group PLC..........................       668,510
  10,200 Vodafone Airtouch PLC, Sponsored ADR.....................       422,662
                                                                     -----------
                                                                       5,619,181
                                                                     -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $20,614,181*)...................................   $20,872,648
                                                                     ===========

------
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 89.8%
 Basic Industries -- 4.9%
    400,000 AK Steel Holding Corp. .............................   $  3,200,000
    213,500 The Geon Co. .......................................      3,949,750
    175,000 OM Group, Inc. .....................................      7,700,000
    300,000 Steel Dynamics, Inc. (a)............................      2,718,750
                                                                   ------------
                                                                     17,568,500
                                                                   ------------
 Communications -- 8.6%
    105,000 Cox Radio, Inc., Class A Shares (a).................      2,940,000
    250,000 Dobson Communications Corp., Class A Shares (a).....      4,812,500
    200,000 Electric Lightwave, Inc., Class A Shares (a)........      3,737,500
     60,000 Entercom Communications Corp. (a)...................      2,925,000
    170,000 ICG Communications, Inc. (a)........................      3,750,625
     50,000 Intermedia Communications, Inc. (a).................      1,487,500
     25,000 On Command Corp. (a)................................        356,250
     50,000 Pac-West Telecomm, Inc. (a).........................      1,000,000
     40,000 Pegasus Communications Corp. (a)....................      1,962,500
            Rogers Cantel Mobile Communications Inc., Class B
     60,000 Shares (a)..........................................      2,017,500
    250,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..      2,750,000
     50,000 US Unwired Inc. (a).................................        650,000
     25,000 XM Satellite Radio Holdings Inc. (a)................        935,938
     50,000 Young Broadcasting Inc., Class A Shares (a).........      1,284,375
                                                                   ------------
                                                                     30,609,688
                                                                   ------------
 Consumer -- 16.0%
    378,800 Abercrombie & Fitch Co., Class A Shares (a).........      4,616,625
     82,500 Charles River Associates Inc. (a)...................      1,454,063
     80,000 Coca-Cola Bottling Co. Consolidated.................      3,640,000
    145,000 Cost Plus, Inc. (a).................................      4,159,687
     56,000 Darden Restaurants, Inc. ...........................        910,000
    150,000 DeVry, Inc. (a).....................................      3,965,625
     85,000 FactSet Research Systems Inc. ......................      2,401,250
    200,000 Fossil, Inc. (a)....................................      3,887,500
    150,000 Hooper Holmes, Inc. ................................      1,200,000
    115,000 MAXIMUS, Inc. (a)...................................      2,544,375
    225,000 Michael Foods, Inc. ................................      5,512,500
     90,000 On Assignment, Inc. (a).............................      2,745,000
    220,000 The Profit Recovery Group International, Inc. (a)...      3,657,500
     60,000 QRS Corp. (a).......................................      1,473,750
    196,500 Sun International Hotels Ltd. (a)...................      3,930,000
     95,000 Station Casinos, Inc. (a)...........................      2,375,000
     75,000 THQ Inc. (a)........................................        914,063
     55,000 Trex Co., Inc. (a)..................................      2,750,000
    275,000 Wendy's International, Inc. ........................      4,898,437
                                                                   ------------
                                                                     57,035,375
                                                                   ------------
 Energy -- 5.0%
    103,400 Caminus Corp. (a)...................................      2,533,300
    100,000 Frontier Oil Corp. .................................        800,000
     75,000 Paradigm Geophysical Ltd. (a).......................        450,000
    125,000 Pogo Producing Co. .................................      2,765,625
    150,000 SEACOR SMIT Inc. (a)................................      5,803,125

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Energy -- 5.0% (continued)
    250,000 Tesoro Petroleum Corp. (a)..........................   $  2,531,250
    300,000 3TEC Energy Corp. (a)...............................      3,000,000
                                                                   ------------
                                                                     17,883,300
                                                                   ------------
 Financial Services -- 7.1%
    225,500 Banknorth Group, Inc. ..............................      3,452,969
    129,300 Commerce Bancorp, Inc. .............................      5,947,800
     75,000 Legg Mason, Inc. ...................................      3,750,000
    150,000 Mercantile Bankshares Corp. ........................      4,471,875
    150,000 Protective Life Corp. ..............................      3,993,750
    140,000 Westamerica Bancorporation..........................      3,657,500
                                                                   ------------
                                                                     25,273,894
                                                                   ------------
 Healthcare -- 6.9%
    110,000 Alpharma, Inc., Class A Shares (a)..................      6,847,500
     23,000 ArthroCare Corp. (a)................................      1,224,750
    400,000 Biota Holdings Ltd. (a).............................        830,952
    135,000 Cyberonics, Inc. (a)................................      1,620,000
     22,700 Data Critical Corp. (a).............................        295,100
            Health Management Associates, Inc., Class A Shares
    220,000 (a).................................................      2,873,750
      4,950 Invitrogen Corp. (a)................................        372,255
     37,500 Laboratory Corporation of America Holdings (a)......      2,892,188
     80,000 Novoste Corp. (a)...................................      4,880,000
     44,600 NPS Pharmaceuticals, Inc. (a).......................      1,193,050
     24,600 ORATEC Interventions, Inc. (a)......................        821,025
    125,000 Quidel Corp. (a)....................................        656,250
                                                                   ------------
                                                                     24,506,820
                                                                   ------------
 Real Estate -- 0.8%
     40,000 Cousins Properties, Inc. ...........................      1,540,000
     60,000 PS Business Parks, Inc., Class A Shares.............      1,440,000
                                                                   ------------
                                                                      2,980,000
                                                                   ------------
 Technology -- 40.5%
    150,000 Advanced Fibre Communications, Inc. (a).............      6,796,875
    100,000 Aeroflex Inc. (a)...................................      4,968,750
    100,000 ANTEC Corp. (a).....................................      4,156,250
     32,000 Applied Micro Circuits Corp. (a)....................      3,160,000
    113,000 Applied Science and Technology, Inc. (a)............      2,923,875
    247,000 ASM International N.V. (a)..........................      6,545,500
    100,000 Celeritek, Inc. (a).................................      4,081,250
     40,000 Commerce One, Inc. (a)..............................      1,815,625
    100,000 Commscope, Inc. (a).................................      4,100,000
    270,000 Digital Microwave Corp. (a).........................     10,293,750
      1,800 Exfo Electro-Optical Engineering Inc. (a)...........         78,975
    107,000 Inet Technologies, Inc. (a).........................      5,804,750
    131,000 Insight Enterprises, Inc. (a).......................      7,769,937
    180,000 Integrated Silicon Solution, Inc. (a)...............      6,840,000
    131,700 Latitude Communications, Inc. (a)...................      1,473,394
      5,500 Marvell Technology Group Ltd. (a)...................        313,500
      1,100 Netease.com, Inc. ADR (a)...........................         13,338
    130,000 Network Appliance, Inc. (a).........................     10,465,000
      1,900 New Focus, Inc. (a).................................        156,037
     72,000 Newport Corp. ......................................      7,731,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Technology -- 40.5% (continued)
      50,000 NHC Communications Inc. (a)........................   $    389,755
     100,000 Organic, Inc. (a)..................................        975,000
     150,000 P-Com, Inc. (a)....................................        853,125
      42,500 Polycom, Inc. (a)..................................      3,998,984
     230,000 Quintus Corp. (a)..................................      4,567,656
     190,000 Razorfish, Inc. (a)................................      3,051,875
     117,100 Sawtek Inc. (a)....................................      6,740,569
      81,900 Siebel Systems, Inc. (a)...........................     13,395,769
      70,000 Silicon Storage Technology, Inc. (a)...............      6,181,875
     198,400 Snowball.com, Inc. (a).............................        967,200
      47,750 TranSwitch Corp. (a)...............................      3,685,703
      27,200 Ulticom Inc. (a)...................................        653,225
      85,000 Valence Technology, Inc. (a).......................      1,567,187
     230,000 Viasystems Group, Inc. (a).........................      3,723,125
     150,000 Viant Corp. (a)....................................      4,443,750
                                                                   ------------
                                                                    144,682,604
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $251,177,283).............................    320,540,181
                                                                   ------------
    Face
   Amount
 -----------
 CONVERTIBLE CORPORATE BONDS -- 3.0%

 Healthcare -- 3.0%
 $ 5,265,000 Invitrogen Corp., 5.500% due 3/1/07 (b)............      5,587,481
   3,500,000 Vertex Pharmaceuticals, 5.000% due 3/14/07 (b).....      5,018,125
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $8,262,063)...............................     10,605,606
                                                                   ------------
 REPURCHASE AGREEMENT -- 7.2%
  25,757,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $25,771,057; (Fully
              collateralized by U.S. Treasury Bonds, 7.500% due
              11/15/16; Market value -- $26,272,838) (Cost --
               $25,757,000).....................................     25,757,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $285,196,346*)............................   $356,902,787
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:

    ADR -- American Depository Receipt

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 91.2%

 Basic Industries -- 5.9%
     400,000 AK Steel Holding Corp. ............................   $  3,200,000
     250,000 Crown Cork & Seal Co., Inc. .......................      3,750,000
     295,000 The Geon Co. ......................................      5,457,500
     175,000 International Paper Co. ...........................      5,217,188
     750,000 LTV Corp. .........................................      2,156,250
      37,000 Olin Corp. ........................................        610,500
     200,000 OM Group, Inc. ....................................      8,800,000
                                                                   ------------
                                                                     29,191,438
                                                                   ------------

 Capital Goods -- 1.1%
   1,000,000 Harnischfeger Industries, Inc. (a).................        340,000
     125,000 Ingersoll-Rand Co. ................................      5,031,250
                                                                   ------------
                                                                      5,371,250
                                                                   ------------

 Communications -- 11.9%
     125,000 Bell Atlantic Corp.+ ..............................      6,351,563
     250,000 Dobson Communications Corp., Class A Shares (a)....      4,812,500
     250,000 Genuity Inc. ......................................      2,289,063
     125,000 GTE Corp.+ ........................................      7,781,250
     250,000 ICG Communications, Inc. (a).......................      5,515,625
      30,700 NTL Inc. (a).......................................      1,838,163
             Rogers Cantel Mobile Communications Inc., Class B
     200,000 Shares (a).........................................      6,725,000
     120,000 SBC Communications Inc. ...........................      5,190,000
             Sinclair Broadcast Group, Inc., Class A Shares
     575,000 (a)................................................      6,325,000
     100,000 UnitedGlobalCom Inc., Class A Shares (a)...........      4,675,000
     150,000 WorldCom, Inc. (a).................................      6,881,250
                                                                   ------------
                                                                     58,384,414
                                                                   ------------

 Consumer Cyclicals -- 11.4%
     410,300 Abercrombie & Fitch Co. (a)........................      5,000,531
     450,000 Costco Wholesale Corp. (a).........................     14,850,000
     450,000 Federated Department Stores, Inc. (a)..............     15,187,500
     466,286 Fine Host Corp. (a)(b).............................      4,373,074
     273,000 PRIMEDIA Inc. (a)..................................      6,210,750
     196,500 Sun International Hotels Ltd. (a)..................      3,930,000
     350,000 Wendy's International, Inc. .......................      6,234,375
                                                                   ------------
                                                                     55,786,230
                                                                   ------------

 Consumer Non-Cyclicals -- 25.1%
     150,000 AT&T Corp. - Liberty Media, Class A Shares.........      3,637,500
     400,000 Delhaize America, Inc., Class B Shares.............      6,150,000
     200,000 The Gillette Co. ..................................      6,987,500
      67,700 Hannaford Bros. Co. ...............................      4,865,938
             Hearst-Argyle Television, Inc., Class A Shares
     175,000 (a)................................................      3,412,500
     800,000 Hormel Foods Corp. ................................     13,450,000
     250,000 John B. Sanfillippo & Son Inc. (a).................        734,375
     300,000 Michael Foods, Inc.................................      7,350,000
     734,400 Nabisco Group Holdings Corp. ......................     19,048,500
     150,000 The News Corp. Ltd., ADR...........................      7,125,000
     450,000 The Pepsi Bottling Group, Inc. ....................     13,134,375
     175,000 PepsiCo, Inc.......................................      7,776,563
     200,000 Philip Morris Cos., Inc. ..........................      5,312,500
     450,000 Safeway Inc. (a)...................................     20,306,250
     450,000 Tyson Foods, Inc., Class A Shares..................      3,937,500
                                                                   ------------
                                                                    123,228,501
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 Energy -- 8.2%
     400,000 3TEC Energy Corp. .................................   $  4,000,000
     106,800 Caminus Corp. (a)..................................      2,616,600
     200,000 Conoco Inc., Class B Shares........................      4,912,500
     150,000 Devon Energy Corp. ................................      8,428,125
     250,000 Paradigm Geophysical Ltd. (a)......................      1,500,000
     140,500 R&B Falcon Corp. (a)...............................      3,310,531
     250,000 Suncor Energy Inc. ................................      5,828,125
     950,000 Tesoro Petroleum Corp. (a).........................      9,618,750
                                                                   ------------
                                                                     40,214,631
                                                                   ------------
 Financial Services -- 6.8%
     200,000 The Bank of New York Co., Inc. ....................      9,300,000
     246,500 Banknorth Group, Inc. .............................      3,774,531
     100,000 Comerica Inc. .....................................      4,487,500
     150,000 FleetBoston Financial Corp. .......................      5,100,000
     225,000 Mercantile Bankshares Corp. .......................      6,707,813
     150,000 Protective Life Corp. .............................      3,993,750
                                                                   ------------
                                                                     33,363,594
                                                                   ------------
 Healthcare -- 5.8%
             Health Management Associates, Inc., Class A Shares
     200,000 (a)................................................      2,612,500
     150,000 Merck & Co., Inc. .................................     11,493,750
     175,000 Novartis AG, ADR (a)...............................      7,000,000
      46,000 Nycomed Amersham PLC, ADR..........................      2,254,000
     100,000 Schering-Plough Corp. .............................      5,050,000
                                                                   ------------
                                                                     28,410,250
                                                                   ------------
 Technology -- 15.0%
     225,000 3Com Corp. (a).....................................     12,965,625
     100,000 Advanced Micro Devices, Inc. (a)...................      7,725,000
     175,000 ASM International N.V. (a).........................      4,637,500
     200,000 Compaq Computer Corp. .............................      5,112,500
      60,000 Comverse Technology, Inc. (a)......................      5,580,000
     166,200 Cypress Semiconductor Corp. (a)....................      7,021,950
     200,000 Digital Microwave Corp. (a)........................      7,625,000
       2,500 Exfo Electro-Optical Engineering Inc. (a) .........        109,688
      45,000 International Business Machines Corp. .............      4,930,313
     165,500 Latitude Communications, Inc. (a)..................      1,851,531
       7,500 Marvell Technology Group Ltd. .....................        427,500
       1,500 Netease.com Inc. ..................................         18,188
     175,000 Organic, Inc. (a)..................................      1,706,250
      50,000 Plantronics, Inc. (a)..............................      5,775,000
      75,000 Seagate Technology, Inc. (a).......................      4,125,000
     250,000 SpeedFam-IPEC, Inc. (a)............................      4,546,871
                                                                   ------------
                                                                     74,157,916
                                                                   ------------
             TOTAL COMMON STOCK
             (Cost -- $382,081,822).............................    448,108,224
                                                                   ------------
    Face
   Amount

 -----------
 CONVERTIBLE CORPORATE BONDS -- 1.9%
 Consumer Cyclicals -- 1.2%
             Sunbeam Corp.:
 $25,000,000 Zero coupon due 3/25/18 (c)(d).....................      4,062,500
  10,000,000 Zero coupon due 3/25/18 (d)........................      1,625,000
                                                                   ------------
                                                                      5,687,500
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Energy -- 0.7%
 $ 6,000,000 Friede Goldman Halter Inc., 4.500% due 9/15/04.....   $  3,637,500
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $10,402,367)..............................      9,325,000
                                                                   ------------

 CORPORATE BONDS -- 1.4%
 Capital Goods -- 1.2%
             Harnischfeger Industries, Inc.:
   9,000,000 8.700% due 6/15/22 (a)(d)..........................      3,465,000
   6,000,000 7.250% due 12/15/25 (a)(d).........................      2,310,000
                                                                   ------------
                                                                      5,775,000
                                                                   ------------

 Consumer Cyclicals -- 0.0%
             Breed Technologies, Inc., 9.250% due 4/15/08
   2,500,000 (a)(d).............................................         28,125
                                                                   ------------
 Financial Services -- 0.2%
             ContiFinancial Corp.:
     875,000 7.500% due 3/15/02 (a)(d)..........................        109,375
   5,115,000 8.125% due 4/1/08 (d)..............................        639,375
                                                                   ------------
                                                                        748,750
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $7,735,911)...............................      6,551,875
                                                                   ------------
  Contracts

 -----------
 PURCHASED PUT OPTIONS -- 0.2%
     125,000 DoubleClick Inc., Expire 7/22/00, exercise price
             $35................................................        285,156
             Inter@ctive Week Internet Index:
      25,000 Expire 8/19/00, exercise price $450................        209,375
       5,000 Expire 8/19/00, exercise price $480................         83,750
      10,000 Expire 8/19/00, exercise price $400................         87,500
             S&P 500 Index Option:
      10,000 Expire 7/22/00, exercise price $1,400..............         65,625
      10,000 Expire 7/22/00, exercise price $1,425..............        131,250
                                                                   ------------
             TOTAL PURCHASED PUT OPTIONS
             (Cost -- $1,291,351)...............................        862,656
                                                                   ------------
    Face
   Amount

 -----------
 REPURCHASE AGREEMENT -- 5.3%
 $25,892,000 State Street Bank & Trust Co., 6.550% due 7/3/00;
              Proceeds at maturity -- $25,906,133;
              (Fully collateralized by U.S. Treasury Notes,
              12.000% due 8/15/13; Market value -- $25,992,044)
              (Cost -- $25,892,000).............................     25,892,000
                                                                   ------------
             TOTAL INVESTMENTS  -- 100%
             (Cost -- $427,403,451*)............................   $490,739,755
                                                                   ============

------
(a) Non-income producing security.
(b) Security valued in accordance with fair valuation procedures.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%

 Business Services -- 1.6%
   1,140 Automatic Data Processing, Inc. .........................   $    61,061
   3,450 Concord EFS, Inc. (a)....................................        89,700
   1,600 MarchFirst, Inc. (a).....................................        29,200
     945 Paychex, Inc. ...........................................        39,690
                                                                     -----------
                                                                         219,651
                                                                     -----------

 Commercial Services -- 2.1%
   3,390 The Interpublic Group of Cos., Inc. .....................       145,770
   1,580 Omnicom Group Inc. ......................................       140,719
                                                                     -----------
                                                                         286,489
                                                                     -----------

 Communications -- 2.6%
   2,500 Bell Atlantic Corp.+ ....................................       127,031
   3,050 BellSouth Corp. .........................................       130,006
   1,630 QUALCOMM Inc. (a)........................................        97,800
                                                                     -----------
                                                                         354,837
                                                                     -----------

 Computers -- 13.4%
   2,770 Dell Computer Corp. (a)..................................       136,596
   6,850 Intel Corp. .............................................       915,759
   4,680 International Business Machines Corp. ...................       512,753
   2,880 Sun Microsystems, Inc. (a)...............................       261,900
                                                                     -----------
                                                                       1,827,008
                                                                     -----------

 Computer Software and Services -- 11.9%
     610 Adobe Systems Inc. ......................................        79,300
   3,310 America Online, Inc. (a).................................       174,603
     450 Computer Sciences Corp. (a)..............................        33,609
   8,480 Microsoft Corp. (a)......................................       678,400
     790 National Instruments Corp. (a)...........................        34,464
   1,170 Network Appliance, Inc. (a)..............................        94,185
   4,920 Oracle Corp. (a).........................................       413,587
     880 Yahoo! Inc. (a)..........................................       109,010
                                                                     -----------
                                                                       1,617,158
                                                                     -----------

 Consumer Non-Cyclicals -- 1.7%
   4,080 The Coca-Cola Co.........................................       234,345
                                                                     -----------

 Drugs and Healthcare -- 10.1%
   1,990 Amgen Inc. (a)...........................................       139,798
     720 Biogen, Inc. (a).........................................        46,440
   1,240 Eli Lilly & Co. .........................................       123,845
   3,420 Johnson & Johnson........................................       348,412
  12,405 Pfizer Inc. .............................................       595,440
   2,370 Schering-Plough Corp. ...................................       119,685
                                                                     -----------
                                                                       1,373,620
                                                                     -----------

 Electronics -- 4.3%
     330 Altera Corp. (a).........................................        33,639
     820 American Power Conversion Corp. (a)......................        33,467
     850 Dallas Semiconductor Corp. ..............................        34,637
   2,230 Linear Technology Corp. .................................       142,581
     620 Micrel, Inc. (a).........................................        26,931

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Electronics -- 4.3% (continued)
     620 Sanmina Corp. (a)........................................   $    53,010
     630 Tellabs, Inc. (a)........................................        43,116
   2,600 Texas Instruments Inc. ..................................       178,587
     430 Xilinx, Inc. (a).........................................        35,502
                                                                     -----------
                                                                         581,470
                                                                     -----------

 Entertainment -- 1.9%
   2,140 Time Warner Inc. ........................................       162,640
   2,640 The Walt Disney Co. .....................................       102,465
                                                                     -----------
                                                                         265,105
                                                                     -----------

 Finance -- 7.1%
   3,180 American Express Co. ....................................       165,758
   2,310 The Bank of New York Co., Inc. ..........................       107,415
   2,010 Fannie Mae...............................................       104,897
   1,370 Freddie Mac..............................................        55,485
   6,650 MBNA Corp. ..............................................       180,381
     820 Merrill Lynch & Co., Inc. ...............................        94,300
   2,270 Morgan Stanley Dean Witter & Co. ........................       188,977
   1,160 Northern Trust Corp. ....................................        75,473
                                                                     -----------
                                                                         972,686
                                                                     -----------

 Industrial Manufacturing and Processing -- 9.8%
     710 Emerson Electric Co. ....................................        42,866
  18,970 General Electric Co. ....................................     1,005,410
   1,450 Genuine Parts Co. .......................................        29,000
   1,970 Illinois Tool Works Inc. ................................       112,290
   3,070 Tyco International Ltd. .................................       145,441
                                                                     -----------
                                                                       1,335,007
                                                                     -----------

 Insurance -- 4.7%
   3,760 American International Group, Inc. ......................       441,800
   1,885 Marsh & McLennan Cos., Inc. .............................       196,865
                                                                     -----------
                                                                         638,665
                                                                     -----------

 Oil and Gas -- 4.3%
   1,860 Diamond Offshore Drilling, Inc. .........................        65,332
   2,610 ENSCO International Inc. ................................        93,471
   5,540 Exxon Mobil Corp. .......................................       434,890
                                                                     -----------
                                                                         593,693
                                                                     -----------

 Retail -- 8.0%
   2,310 Bed Bath & Beyond Inc. (a)...............................        83,738
   2,600 The Gap, Inc. ...........................................        81,250
   3,280 The Home Depot, Inc. ....................................       163,795
   1,700 Intimate Brands, Inc. ...................................        33,575
   2,390 Kohl's Corp. (a).........................................       132,944
   1,500 The Limited, Inc. .......................................        32,437
   1,200 Lowe's Cos., Inc. .......................................        49,275
   7,640 Wal-Mart Stores, Inc. ...................................       440,255
   2,440 Walgreen Co. ............................................        78,537
                                                                     -----------
                                                                       1,095,806
                                                                     -----------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------
  Shares                          Security                              Value

--------------------------------------------------------------------------------
 Technology -- 10.7%
  11,250 Cisco Systems, Inc. (a)..................................   $   715,078
     350 Comverse Technology, Inc. (a)............................        32,550
   4,280 EMC Corp. (a)............................................       329,292
   1,330 Hewlett-Packard Co. .....................................       166,084
     895 Lexmark International Group, Inc. (a)....................        60,189
   4,130 Motorola, Inc. ..........................................       120,028
     610 Symbol Technologies, Inc. ...............................        32,940
                                                                     -----------
                                                                       1,456,161
                                                                     -----------

 Telecommunications -- 5.8%
   4,600 Nortel Networks Corp. ...................................       313,950
   6,130 SBC Communications Inc. .................................       265,123
   4,630 WorldCom, Inc. (a).......................................       212,401
                                                                     -----------
                                                                         791,474
                                                                     -----------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $12,513,523*)...................................   $13,643,175
                                                                     ===========

------
(a) Non-income producing security.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 94.4%
 Basic Industries -- 2.6%
     375,000 Alcoa, Inc. ........................................   $ 10,875,000
     370,000 International Paper Co. ............................     11,030,625
                                                                    ------------
                                                                      21,905,625
                                                                    ------------
 Capital Goods -- 2.5%
     395,000 Honeywell International Inc. .......................     13,306,563
     200,000 Ingersoll-Rand Co. .................................      8,050,000
                                                                    ------------
                                                                      21,356,563
                                                                    ------------
 Communication Services -- 9.2%
     150,000 ALLTEL Corp. .......................................      9,290,625
     285,000 Bell Atlantic Corp.+ ...............................     14,481,563
      48,000 General Motors Corp., Class H Shares................      4,212,000
     240,000 GTE Corp.+ .........................................     14,940,000
     425,000 SBC Communications Inc. ............................     18,381,250
     347,500 WorldCom, Inc. (a)..................................     15,941,562
                                                                    ------------
                                                                      77,247,000
                                                                    ------------
 Consumer Cyclicals -- 4.9%
     500,000 Costco Wholesale Corp. .............................     16,500,000
     367,000 Federated Department Stores, Inc. (a)...............     12,386,250
     215,000 Target Corp. .......................................     12,470,000
                                                                    ------------
                                                                      41,356,250
                                                                    ------------
 Consumer Non-Cyclicals -- 20.0%
     340,000 AT&T Corp. - Liberty Media, Class A Shares..........      8,245,000
     100,000 Albertson's, Inc. ..................................      3,325,000
     527,200 Coca-Cola Enterprises Inc. .........................      8,599,950
     297,000 Delhaize America, Inc., Class B Shares..............      4,566,375
     210,000 Kimberly-Clark Corp. ...............................     12,048,750
     200,000 McDonald's Corp. ...................................      6,587,500
     847,300 Nabisco Group Holdings Corp. .......................     21,976,844
     300,000 The News Corp. Ltd. ADR.............................     14,250,000
     655,000 The Pepsi Bottling Group, Inc. .....................     19,117,812
     225,000 PepsiCo, Inc. ......................................      9,998,438
     535,000 Philip Morris Cos. Inc. ............................     14,210,937
     375,000 R.J. Reynolds Tobacco Holdings, Inc. ...............     10,476,563
     552,700 Ralston Purina Group................................     11,019,456
     410,000 Safeway Inc. (a)....................................     18,501,250
     643,500 Tyson Foods, Inc., Class A Shares...................      5,630,625
                                                                    ------------
                                                                     168,554,500
                                                                    ------------
 Energy -- 7.2%
     150,000 Amerada Hess Corp. .................................      9,262,500
     252,000 Burlington Resources Inc. ..........................      9,639,000
     475,000 Conoco Inc., Class A Shares.........................     10,450,000
     205,000 Royal Dutch Petroleum Co. ADR.......................     12,620,313
     185,000 Total Fina SA ADR...................................     14,210,312
     166,600 USX - Marathon Group................................      4,175,412
                                                                    ------------
                                                                      60,357,537
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------
   Shares                           Security                           Value

--------------------------------------------------------------------------------
 Financial Services -- 16.1%
     144,000 American Express Co. ................................  $  7,506,000
     115,000 American General Corp. ..............................     7,015,000
     365,000 Associates First Captial Corp. ......................     8,144,063
     395,000 The Bank of New York Co., Inc. ......................    18,367,500
     285,000 The Chase Manhattan Corp. ...........................    13,127,813
     180,000 Comerica Inc. .......................................     8,077,500
     332,367 FleetBoston Financial Group, Inc. ...................    11,300,478
     180,000 Freddie Mac..........................................     7,290,000
     385,000 Household International, Inc. .......................    16,001,562
     390,000 MBNA Corp. ..........................................    10,578,750
     150,000 Morgan Stanley Dean Witter & Co. ....................    12,487,500
     182,500 U.S. Bancorp. .......................................     3,513,125
     405,000 Washington Mutual, Inc. .............................    11,694,375
                                                                    ------------
                                                                     135,103,666
                                                                    ------------

 Healthcare -- 9.0%
     220,000 Abbott Laboratories..................................     9,803,750
     185,000 American Home Products Corp. ........................    10,868,750
      75,000 Eli Lilly & Co. .....................................     7,490,625
     200,000 Merck & Co., Inc. ...................................    15,325,000
     225,000 Novartis AG, ADR (a).................................     9,000,000
     343,910 Pharmacia Corp. .....................................    17,775,848
     110,000 Schering-Plough Corp. ...............................     5,555,000
                                                                    ------------
                                                                      75,818,973
                                                                    ------------

 Real Estate Investment Trust -- 0.5%
     150,000 Equity Office Properties Trust.......................     4,134,375
                                                                    ------------

 Technology -- 18.4%
     311,500 3Com Corp. (a).......................................    17,950,187
     130,000 Alcatel SA ADR.......................................     8,645,000
      90,000 Applied Materials, Inc. (a)..........................     8,156,250
     610,000 Compaq Computer Corp. ...............................    15,593,125
     185,000 Computer Associates International, Inc. .............     9,469,688
      17,000 Corning Inc. ........................................     4,587,893
      90,000 Hewlett-Packard Co. .................................    11,238,750
      75,000 Intel Corp. .........................................    10,026,563
     170,000 International Business Machines Corp. ...............    18,625,625
     109,720 Micron Technology, Inc. (a)..........................     9,662,218
     150,000 Motorola, Inc. ......................................     4,359,375
     335,000 National Semiconductor Corp. (a).....................    19,011,250
     165,000 Seagate Technology, Inc. (a).........................     9,075,000
     130,000 Tellabs, Inc. (a)....................................     8,896,875
                                                                    ------------
                                                                     155,297,799
                                                                    ------------

 Transportation -- 1.8%
     280,000 Canadian National Railway Co. .......................     8,172,500
     270,000 Canadian Pacific Ltd. ...............................     7,070,625
                                                                    ------------
                                                                      15,243,125
                                                                    ------------

 Utilities -- 2.2%
     125,100 The Coastal Corp. ...................................     7,615,462
     260,000 The Williams Cos., Inc. .............................    10,838,750
                                                                    ------------
                                                                      18,454,212
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $615,317,439)...............................   794,829,625
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Value Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value


-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 0.7%
             NTL Inc., Sub. Notes:
 $ 1,750,000 7.000% due 12/15/08................................   $  2,859,062
   3,950,000 5.750% due 12/15/09 (b)............................      3,155,062
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $5,700,000)...............................      6,014,124
                                                                   ------------
 REPURCHASE AGREEMENT -- 4.9%
  41,202,000 SBC Warburg Dillion Read Inc., 6.550% due 7/3/00;
              Proceeds at maturity -- $41,224,489; Fully
              collateralized by U.S. Treasury Notes, 6.500% due
              8/31/01; Market value -- $42,027,000) (Cost --
               $41,202,000).....................................     41,202,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $662,219,439*)............................   $842,045,749
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under rule 144A of the securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 48.9%
 Basic Industries -- 0.8%
    218,600 USEC Inc. ...........................................   $  1,011,025
                                                                    ------------
 Capital Goods -- 1.6%
     20,726 Cooper Industries, Inc. (a)..........................        674,890
     36,000 Pitney Bowes Inc. ...................................      1,440,000
                                                                    ------------
                                                                       2,114,890
                                                                    ------------
 Communications -- 5.3%
     20,000 AT&T Corp. ..........................................        632,500
     40,000 Bell Atlantic Corp. (a)+.............................      2,032,500
     28,000 GTE Corp.+ ..........................................      1,743,000
     59,100 SBC Communications Inc. (a)..........................      2,556,075
                                                                    ------------
                                                                       6,964,075
                                                                    ------------
 Consumer Cyclicals -- 2.9%
     19,500 Eastman Kodak Co. ...................................      1,160,250
     27,428 Fine Host Corp. (b)++ ...............................        257,234
      6,000 J.C. Penney Co., Inc. ...............................        110,625
     33,150 The May Department Stores Co. .......................        795,600
     48,000 Sears, Roebuck & Co. ................................      1,566,000
                                                                    ------------
                                                                       3,889,709
                                                                    ------------
 Consumer Non-Cyclicals -- 5.7%
      6,000 Anheuser-Busch Cos., Inc. ...........................        448,125
     70,000 Avon Products, Inc. (a)..............................      3,115,000
     13,000 The Coca-Cola Co. ...................................        746,688
     50,000 Delhaize America, Inc., Class B Shares...............        768,750
     10,000 H.J. Heinz Co. ......................................        437,500
     40,000 Hormel Foods Corp. ..................................        672,500
      6,000 McDonald's Corp. ....................................        197,625
      8,000 PepsiCo, Inc. .......................................        355,500
     45,000 Ralston Purina Group.................................        897,187
                                                                    ------------
                                                                       7,638,875
                                                                    ------------
 Energy -- 10.1%
     25,000 Amerada Hess Corp. (a)...............................      1,543,750
     30,436 BP Amoco PLC.........................................      1,721,536
     41,482 Exxon Mobil Corp. ...................................      3,256,337
     50,000 Halliburton Co. .....................................      2,359,375
     16,000 Royal Dutch Petroleum Co.-NY Shares..................        985,000
     20,000 Schlumberger Ltd. ...................................      1,492,500
     60,000 Suncor Energy Inc. ..................................      1,398,750
     12,000 Texaco Inc. .........................................        639,000
                                                                    ------------
                                                                      13,396,248
                                                                    ------------
 Financial Services -- 2.8%
     30,000 The Allstate Corp. ..................................        667,500
      9,000 Bank of America Corp. ...............................        387,000
     18,000 The Chubb Corp. .....................................      1,107,000
     20,000 First Union Corp. ...................................        496,250
     30,000 FleetBoston Financial Corp. .........................      1,020,000
                                                                    ------------
                                                                       3,677,750
                                                                    ------------
 Healthcare -- 6.1%
     30,000 American Home Products Corp. (a).....................      1,762,500
     26,000 Bausch & Lomb Inc. ..................................      2,011,750

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Healthcare -- 6.1% (continued)
     11,800 Johnson & Johnson....................................   $  1,202,125
      8,000 Merck & Co., Inc. ...................................        613,000
     30,000 Pfizer Inc. .........................................      1,440,000
     21,900 Pharmacia Corp. .....................................      1,131,956
                                                                    ------------
                                                                       8,161,331
                                                                    ------------

 Real Estate Investment Trust -- 7.2%
     67,500 Arden Realty, Inc. ..................................      1,586,250
     35,000 Bedford Property Investors, Inc. ....................        649,688
     55,000 Brandywine Realty Trust..............................      1,051,875
     45,000 Duke-Weeks Realty Corp. .............................      1,006,875
     65,000 Glenborough Realty Trust Inc. .......................      1,133,438
     15,250 JDN Realty Corp. ....................................        155,359
     75,000 Mid-Atlantic Realty Trust............................        750,000
     84,000 New Plan Excel Realty Trust..........................      1,092,000
     18,000 Prentiss Properties Trust............................        432,000
     35,000 Reckson Associates Realty Corp. .....................        831,250
     28,000 Sun Communities, Inc. ...............................        936,250
                                                                    ------------
                                                                       9,624,985
                                                                    ------------

 Technology -- 2.8%
     31,000 International Business Machines Corp. (a)............      3,396,438
     15,000 Xerox Corp. .........................................        311,250
                                                                    ------------
                                                                       3,707,688
                                                                    ------------

 Transportation -- 2.0%
     40,000 Canadian National Railway Co. .......................      1,167,500
     30,000 Union Pacific Corp. .................................      1,115,625
      6,200 United Parcel Services, Inc., Class B Shares.........        365,800
                                                                    ------------
                                                                       2,648,925
                                                                    ------------

 Utilities -- 1.6%
     40,000 Edison International.................................        820,000
     45,000 Reliant Energy, Inc. ................................      1,330,312
                                                                    ------------
                                                                       2,150,312
                                                                    ------------
            TOTAL COMMON STOCK
            (Cost -- $62,082,554)................................     64,985,813
                                                                    ------------
 CONVERTIBLE PREFERRED STOCK -- 3.4%

 Basic Industries -- 0.5%
     10,000 International Paper Capital Trust, 5.250%............        376,250
      1,800 LTV Corp., 8.250% (c)................................         76,050
      3,200 LTV Corp., Series A, 8.250%..........................        135,200
                                                                    ------------
                                                                         587,500
                                                                    ------------

 Communications -- 0.5%
     12,500 ICG Funding LLC, 6.750%..............................        651,563
                                                                    ------------

 Consumer Cyclicals -- 0.5%
     15,000 Wendy's Financing Series, 5.000%.....................        675,000
                                                                    ------------

 Energy -- 1.5%
     25,000 Kerr-McGee Corp., 5.500%.............................      1,243,750
     25,000 Tesoro Petroleum Corp., 7.250%.......................        271,875
     10,000 Tosco Financing Trust, 5.750%........................        477,500
                                                                    ------------
                                                                       1,993,125
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Transportation -- 0.4%
     12,500 Canadian National Railway Co., 5.250%...............   $    562,499
            TCR Holding Corp. (b):
        321 Class B Shares......................................              3
        177 Class C Shares......................................              2
        466 Class D Shares......................................              5
        964 Class E Shares......................................              9
                                                                   ------------
                                                                        562,518
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $4,387,621)................................      4,469,706
                                                                   ------------

   Rights
 ----------
 RIGHTS -- 0.0%

 Real Estate Investment Trust -- 0.0%
     70,000 Excel Realty Trust, Inc., Expire 5/1/08.............              0
     65,000 Glenborough Realty Trust Inc., Expire 7/20/08.......              0
                                                                   ------------
            TOTAL RIGHTS
            (Cost -- $0)........................................              0
                                                                   ------------

    Face
   Amount
 ----------
 CORPORATE BONDS -- 14.5%

 Basic Industries -- 1.6%
 $  200,000 Berry Plastics Corp., 12.250% due 4/15/04...........        190,750
    125,000 Breed Technologies Inc., 9.250% due 4/15/08 (b)(d)..          1,406
    250,000 Federal-Mogul Co., 7.500% due 1/15/09...............        171,562
    125,000 Hexcel Corp., 9.750% due 1/15/09....................        111,875
    125,000 Indesco International Inc., 9.750% due 4/15/08......         46,875
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........        116,563
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03...........        180,000
  1,000,000 Raytheon Co., 6.150% due 11/1/08....................        888,750
    400,000 USX Corp., 7.200% due 2/15/04.......................        393,500
                                                                   ------------
                                                                      2,101,281
                                                                   ------------

 Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07..........        115,000
                                                                   ------------

 Consumer Cyclicals -- 0.9%
    115,000 Cole National Group Inc., 8.625% due 8/15/07........         76,475
    100,000 Collins & Aikman Floor Coverings Inc., Series B,
             10.000% due 1/15/07................................         97,750
    125,000 Daimlerchrysler NA Holding Corp., 7.750% due
             5/27/03............................................        125,938
    250,000 HMH Properties, 7.875% due 8/1/08...................        225,625
     50,000 Revlon Consumer Products, 8.625% due 2/1/08.........         25,500
    675,000 Wal-Mart Stores, 7.550% due 2/15/30.................        691,875
                                                                   ------------
                                                                      1,243,163
                                                                   ------------

 Consumer Non-Cyclicals -- 1.9%
    100,000 American Safety Razor Co., 9.875% due 8/1/05........         96,500
    250,000 B&G Foods Inc., 9.625% due 8/1/07...................        176,250
    250,000 Delta Beverage Group Inc., 9.750% due 12/15/03......        237,187
    800,000 Fremont General Corp., 7.700% due 3/17/04...........        340,000
    125,000 French Fragrances Inc., 10.375% due 5/15/07.........        120,625
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05...        117,813
    130,000 Hines Horticulture, Inc., 11.750% due 10/15/05......        130,650
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....        143,750

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 1.9% (continued)
 $  250,000 North Atlantic Trading Co., 11.000% due 6/15/04.....   $    226,875
    250,000 Park Place Entertainment Corp., 7.875% due
             12/15/05...........................................        235,625
    125,000 Simmons Co., Series B, 10.250% due 3/15/09..........        111,563
    650,000 Spieker Properties, Inc., 7.250% due 5/1/09.........        606,125
                                                                   ------------
                                                                      2,542,963
                                                                   ------------

 Energy -- 0.5%
    200,000 Benton Oil & Gas Co., 11.625% due 5/1/03............        129,000
    150,000 Clark R&M Inc., 8.875% due 11/15/07.................         96,750
    425,000 Union Oil Co. of California, 7.350% due 6/15/09.....        413,313
                                                                   ------------
                                                                        639,063
                                                                   ------------

 Financial/Leasing -- 3.0%
            ContiFinancial Corp.:
    125,000 7.500% due 3/15/02..................................         15,625
    125,000 8.125% due 4/1/08...................................         15,625
  1,000,000 Countrywide Home Loan Corp., 6.250% due 4/15/09.....        876,250
    325,000 DVI Inc., 9.875% due 2/1/04.........................        297,375
    700,000 Morgan Stanley Dean Witter & Co., 7.750% due
             6/15/05............................................        704,375
    250,000 Motors & Gears, Inc., 10.750% due 11/15/06..........        241,875
  1,075,000 PaineWebber Group Inc., 7.625% due 12/1/09..........      1,017,219
    850,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07..        803,250
                                                                   ------------
                                                                      3,971,594
                                                                   ------------

 Healthcare -- 0.1%
    100,000 Fresensius Medical Care Capital Trust I, 9.000% due
             12/1/06............................................         95,250
                                                                   ------------

 Housing Related -- 0.2%
    250,000 CB Richard Ellis Services., 8.875% due 6/1/06.......        213,750
                                                                   ------------

 Manufacturing -- 0.5%
    250,000 Axiohm Transaction Solution, Inc., 9.750% due
             10/1/07 (b)(d).....................................         51,875
    250,000 High Voltage Engineering Inc., 10.500% due 8/15/04..        173,750
    250,000 Navistar International Corp., 8.000% due 2/1/08.....        230,625
    250,000 Polymer Group, Inc., 9.000% due 7/1/07..............        213,750
                                                                   ------------
                                                                        670,000
                                                                   ------------

 Media -- 3.6%
  1,725,000 A.H. Belo Corp., 7.250% due 9/15/27.................      1,418,813
    200,000 Adelphia Communications, 10.500% due 7/15/04........        201,000
    150,000 Century Communications, zero coupon due 1/15/08.....         62,250
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16.............        213,500
    250,000 Diamond Cable Communications PLC, (zero coupon until
             12/15/00, 11.750% thereafter) due 12/15/05.........        238,438
    250,000 FrontierVision Holdings, 11.000% due 10/15/06.......        253,750
    850,000 GTE Corp., 6.940% due 4/15/28+......................        753,313
    250,000 Hollinger International Publishing, 9.250% due
             3/15/07............................................        247,500
    125,000 ICG Holdings Inc., (zero coupon until 9/15/00,
             13.500% thereafter) due 9/15/05....................        121,563
    125,000 Intermedia Communication Inc., 8.600% due 6/1/08....        116,250
    250,000 Metronet Communications, (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08.....................        203,750
    400,000 NTL Inc., Series B, (zero coupon until 2/1/01,
             11.500% thereafter) due 2/15/06....................        371,000
    250,000 Rogers Communications, Inc., 8.875% due 7/15/07.....        246,250
    400,000 Sprint Capital Corp., 5.700% due 11/15/03...........        379,500
                                                                   ------------
                                                                      4,826,877
                                                                   ------------

 Services and Other -- 1.1%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09....        214,375
    750,000 Cendant Corp., 7.750% due 12/1/03...................        724,688

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Services and Other -- 1.1% (continued)
 $  250,000 Loomis Fargo & Co., 10.000% due 1/15/04.............   $    241,250
    250,000 Pierce Leahy Corp., 11.125% due 7/15/06.............        259,375
    125,000 Safety-Kleen Corp., 9.250% due 6/1/08...............         10,625
                                                                   ------------
                                                                      1,450,313
                                                                   ------------

 Telecommunication and Utilities -- 0.7%
    250,000 Calpine Corp., 8.750% due 7/15/07...................        244,063
    750,000 Duke Energy Corp., Series D, 7.375% due 3/1/10......        738,750
                                                                   ------------
                                                                        982,813
                                                                   ------------

 Transportation -- 0.3%
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08......        141,250
    200,000 Holt Group, 9.750% due 1/15/06......................         20,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08............        138,750
    265,000 TFM (zero coupon until 6/15/02, 11.750% thereafter)
             due 6/15/09........................................        182,188
                                                                   ------------
                                                                        482,188
                                                                   ------------
            TOTAL CORPORATE BONDS
            (Cost -- $22,536,555)...............................     19,334,255
                                                                   ------------
 CONVERTIBLE CORPORATE BONDS -- 8.5%
 Consumer Cyclicals -- 0.5%
    750,000 Costco Wholesale Corp., zero coupon due 8/19/17.....        617,813
                                                                   ------------

 Consumer Non-Cyclicals -- 0.9%
            Interpublic Group Co. Inc.:
    250,000 1.870% due 6/1/06 (c)...............................        242,500
    250,000 1.870% due 6/1/06...................................        242,500
  2,000,000 Network Associates Inc., zero coupon due 2/13/18....        712,500
                                                                   ------------
                                                                      1,197,500
                                                                   ------------
 Data Technology/Information Services -- 2.1%
    750,000 Cypress Semiconductor Corp., 4.000% due 2/1/05......        870,937
    750,000 Integrated Process Equipment, 6.250% due 9/15/04
             (c)................................................        593,438
  1,000,000 Quantum Corp., 7.000% due 8/1/04....................        790,630
    500,000 Redback Networks Inc., 5.000% due 4/1/07 (c)........        567,500
                                                                   ------------
                                                                      2,822,505
                                                                   ------------
 Energy -- 1.5%
    600,000 Diamond Offshore Drilling, 3.750% due 2/15/07.......        625,500
  1,000,000 Friede Goldman Halter, 4.500% due 9/15/04...........        606,250
    400,000 Kerr-McGee Corp., 7.500% due 5/15/14................        385,500
    500,000 Pogo Producing Co., 5.500% due 6/15/06..............        419,375
                                                                   ------------
                                                                      2,036,625
                                                                   ------------
 Financial Services -- 0.6%
    750,000 Credit Suisse First Boston Corp., 1.000% due
             4/7/05.............................................        761,250
                                                                   ------------
 Healthcare -- 0.9%
    400,000 HEALTHSOUTH Corp., 3.250% due 4/1/03 (c)............        316,000
    500,000 Invitrogen Corp., 5.500% due 3/1/07 (c).............        530,625
    750,000 Roche Holdings Inc., zero coupon due 5/16/12 (c)....        349,687
                                                                   ------------
                                                                      1,196,312
                                                                   ------------
 Manufacturing -- 0.2%
            Mark IV Industries:
    200,000 4.750% due 11/1/04 (c)..............................        185,750
    150,000 4.750% due 11/1/04..................................        139,312
                                                                   ------------
                                                                        325,062
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Media and Telecommunications -- 1.3%
 $  500,000 DSC Communications Corp., 7.000% due 8/1/04.........   $    571,875
    700,000 Juniper Networks Inc., 4.750% due 3/15/07...........        777,000
    500,000 NTL Inc., 5.750% due 12/15/09 (c)...................        399,375
                                                                   ------------
                                                                      1,748,250
                                                                   ------------
 Technology -- 0.5%
  1,000,000 Solectron Corp., zero coupon due 5/8/20.............        635,000
                                                                   ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $11,207,074)...............................     11,340,317
                                                                   ------------
 U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.9%
            U.S. Treasury Notes:
  1,500,000 6.500% due 2/28/02..................................      1,500,465
  1,200,000 5.750% due 8/15/03..................................      1,179,744
  2,100,000 6.625% due 2/15/27 (a)..............................      2,227,302
            Federal Home Loan Mortgage Corporation (FHLMC):
  1,522,000 6.250% due 7/15/04..................................      1,482,047
    589,187 8.000% due 7/1/20...................................        598,573
    202,862 6.500% due 3/1/26...................................        191,640
  2,500,000 6.500% due 8/13/27 (e)(f)...........................      2,360,150
    197,940 Gold, 6.500% due 3/1/26.............................        186,990
    286,818 Gold, 6.500% due 5/1/26.............................        270,951
            Federal National Mortgage Association (FNMA):
     22,733 6.500% due 10/1/10..................................         21,930
    150,106 6.500% due 10/1/11..................................        144,804
    391,650 6.500% due 4/1/13...................................        377,818
    225,538 6.500% due 5/1/13...................................        217,572
    432,807 6.500% due 7/1/13...................................        417,520
    684,902 9.000% due 1/1/24...................................        705,017
     58,442 7.000% due 9/1/25...................................         56,433
    121,943 6.500% due 12/1/25..................................        115,007
    170,922 7.000% due 3/1/26...................................        165,046
    349,294 6.500% due 6/1/26...................................        329,426
    252,382 7.000% due 3/1/27...................................        243,705
     70,805 7.000% due 11/1/28..................................         68,370
    535,588 7.000% due 2/1/29...................................        517,174
     44,130 7.000% due 3/1/29...................................         42,599
    888,861 7.000% due 4/1/29...................................        858,026
  2,340,000 6.000% due 9/1/30 (e)(f)............................      2,140,351
  3,355,000 8.000% due 11/1/30 (e)(f)...........................      3,368,621
                                                                   ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $20,240,410)...............................     19,787,281
                                                                   ------------

 ASSET-BACKED SECURITIES -- 3.4%

 Financial/Leasing -- 3.4%
    864,893 Contimortgage Home Equity Loan Trust, Series 1998-2,
             Class A3, 6.130% due 3/15/13.......................        860,525
    739,156 Green Tree Financial Corp., Series 1997-6, Class A8,
             7.070% due 1/15/29.................................        698,503
  1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-
             C1, Class A2, 6.780% due 4/15/09...................      1,053,520
  1,100,000 NationsBank Credit Card Master Trust, Series 1995-I,
             Class A, 6.450% due 4/15/03........................      1,099,406
    825,000 Soundview Home Equity Loan Trust, Series 2000-1,
             Class A1F, 8.640% due 5/25/30......................        832,239
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $4,602,085)................................      4,544,193
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Balanced Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 6.4%
 $8,533,000 SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
             Proceeds at maturity -- $8,537,658; (Fully
             collateralized by U.S. Treasury Bonds, 7.250% due
             8/15/22; Market value -- $8,703,680) (Cost --
              $8,533,000).......................................   $  8,533,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $133,589,299*).............................   $132,994,565
                                                                   ============

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Non-income producing security.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is in default.
(e) Mortgage dollar roll.
(f) Security is issued on a to-be-announced ("TBA") basis.
 ++ Security valued in accordance with fair valuation procedures .
 + On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2000 (unaudited)

                                                        Asia      International
                                                       Growth        Equity
                                                        Fund          Fund
-------------------------------------------------------------------------------
ASSETS:
 Investments, at cost............................... $18,291,051   $20,614,181
                                                     ===========   ===========
 Investments, at value.............................. $21,253,885   $20,872,648
 Foreign currency, at value ++......................          --           141
 Cash...............................................     263,224     4,776,346
 Receivable for securities and options sold.........     296,187            --
 Receivable for Fund shares sold....................      10,894        44,862
 Dividends and interest receivable..................      30,354        31,328
 Receivable for open forward foreign currency
  contracts.........................................      16,013            --
 Receivable from manager............................      50,991            --
 Deferred organization costs........................      19,043            --
 Other assets.......................................          --            --
                                                     -----------   -----------
 Total Assets.......................................  21,940,591    25,725,325
                                                     -----------   -----------
LIABILITIES:
 Payable for Fund shares purchased..................      46,418        31,719
 Service and distribution fees payable..............      12,429        11,186
 Administration fees payable........................       1,963         2,344
 Management fees payable............................          --         1,790
 Payable for securities and options purchased.......     657,458            --
 Payable for open forward foreign currency
  contracts.........................................       6,415            --
 Dividends payable..................................          --            --
 Payable for foreign currency, at value ++..........      84,268            --
 Accrued expenses...................................      20,539        61,102
 Other liabilities..................................      11,059            --
                                                     -----------   -----------
 Total Liabilities..................................     840,549       108,141
                                                     -----------   -----------
Total Net Assets.................................... $21,100,042   $25,617,184
                                                     ===========   ===========
NET ASSETS:
 Par value of shares of capital stock............... $     1,842   $     2,265
 Capital paid in excess of par value................  20,464,572    25,581,476
 Undistributed (overdistributed) net investment
  income............................................          --            --
 Accumulated net investment loss....................    (154,038)      (84,204)
 Accumulated net realized gain (loss) from security
  transactions, options and foreign currencies......  (2,185,472)     (140,954)
 Net unrealized appreciation (depreciation) of
  investments, options and foreign currencies.......   2,973,138       258,601
                                                     -----------   -----------
 Total Net Assets................................... $21,100,042   $25,617,184
                                                     ===========   ===========
Shares Outstanding:
Class A.............................................     571,915     1,103,717
                                                     ===========   ===========
Class B.............................................     809,400       525,062
                                                     ===========   ===========
Class 2.............................................     354,075       531,076
                                                     ===========   ===========
Class O.............................................     106,359       105,265
                                                     ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*...................................      $11.63        $11.34
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 5.75%)............................      $12.34        $12.03
                                                     ===========   ===========
Class B Shares
 Net asset value and offering price per share*......      $11.35        $11.28
                                                     ===========   ===========
Class 2 Shares
 Net asset value*...................................      $11.34        $11.27
                                                     ===========   ===========
 Maximum offering price per share (based on maximum
  sales charge of 1.00%)............................      $11.45        $11.38
                                                     ===========   ===========
Class O Shares
 Net asset value, offering price and redemption
  price per share...................................      $11.72        $11.35
                                                     ===========   ===========

++Foreign currency at cost for the Asia Growth and International Equity Funds is $(71,022) and $142, respectively.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                       See Notes to Financial Statements.

 Small Cap                                          Investors
   Growth         Capital          Large Cap          Value           Balanced
    Fund            Fund          Growth Fund          Fund             Fund
---------------------------------------------------------------------------------
$285,196,346    $427,403,451      $12,513,523      $662,219,439     $133,589,299
============    ============      ===========      ============     ============
$356,902,787    $490,739,755      $13,643,175      $842,045,749     $132,994,565
          --              --               --                --               --
         692             333          471,199               128              752
  15,278,056         894,802          148,847                --               --
     165,712       4,995,758           30,688         4,756,982           50,226
     159,391         461,788            6,299         1,791,460        1,011,939
          --              --               --                --               --
          --              --           14,667                --               --
          --              --               --                --            3,778
          --           4,255               --                --               --
------------    ------------      -----------      ------------     ------------
 372,506,638     497,096,691       14,314,875       848,594,319      134,061,260
------------    ------------      -----------      ------------     ------------
   2,572,435         191,430           20,000           383,311          438,835
     173,075         155,476            8,599            92,404           87,298
      31,112              --            1,142                --           11,036
     234,059         270,345               --         1,148,988           21,941
   8,023,658       3,804,336               --         1,283,100        7,842,358
          --              --               --                --               --
          --         572,948               --         2,349,991          356,697
          --              --               --                --               --
     131,003         118,184           36,675           179,022          154,505
     190,123              --               --                --            4,002
------------    ------------      -----------      ------------     ------------
  11,355,465       5,112,719           66,416         5,436,816        8,916,672
------------    ------------      -----------      ------------     ------------
$361,151,173    $491,983,972      $14,248,459      $843,157,503     $125,144,588
============    ============      ===========      ============     ============
$     19,876    $     17,822      $     1,328      $ 39,134,469     $      9,682
 198,107,912     377,653,916       13,908,533       544,287,864      115,785,018
          --        (161,429)              --         1,542,839          292,308
  (1,237,562)             --          (67,025)               --               --
  92,554,506      51,137,359         (724,029)       78,366,021        9,652,314
  71,706,441      63,336,304        1,129,652       179,826,310         (594,734)
------------    ------------      -----------      ------------     ------------
$361,151,173    $491,983,972      $14,248,459      $843,157,503     $125,144,588
============    ============      ===========      ============     ============
  10,695,071       2,210,579          215,346         2,475,406        2,049,810
============    ============      ===========      ============     ============
   8,169,961       4,683,328          700,694         3,662,749        6,224,815
============    ============      ===========      ============     ============
     982,359       2,174,149          238,340           937,715        1,294,008
============    ============      ===========      ============     ============
      28,237       8,753,651          173,199        32,058,599          113,216
============    ============      ===========      ============     ============
      $18.32          $27.72           $10.77            $21.60           $12.96
============    ============      ===========      ============     ============
      $19.44          $29.41           $11.43            $22.92           $13.75
============    ============      ===========      ============     ============
      $17.99          $27.19           $10.71            $21.30           $12.91
============    ============      ===========      ============     ============
      $18.02          $27.23           $10.72            $21.33           $12.94
============    ============      ===========      ============     ============
      $18.20          $27.51           $10.83            $21.55           $13.07
============    ============      ===========      ============     ============
      $18.42          $27.89           $10.79            $21.57           $13.04
============    ============      ===========      ============     ============

                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2000 (unaudited)

                                                    Asia      International
                                                   Growth        Equity
                                                    Fund          Fund
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends...................................... $   170,572   $   108,375
 Interest.......................................          --        36,251
 Less:Foreign withholding tax...................     (13,994)      (11,811)
 Interest expense...............................      (6,223)           --
                                                 -----------   -----------
 Total Investment Income........................     150,355       132,815
                                                 -----------   -----------
EXPENSES:
 Management fees (Note 2).......................      92,440        74,464
 Distribution and service fees (Note 2).........      81,933        57,213
 Shareholder and system servicing fees..........      43,134        20,400
 Audit and legal................................      37,686        10,000
 Custody........................................      25,575        17,150
 Registration fees..............................      19,525        27,750
 Amortization of deferred organization costs....      11,217            --
 Shareholder communications.....................       9,100        18,000
 Administration fees (Note 2)...................       5,778         4,137
 Directors' fees................................       1,456         1,500
 Other..........................................       3,932         1,750
                                                 -----------   -----------
 Total Expenses.................................     331,776       232,364
 Less: Management fee waivers and expense
  reimbursements (Note 2).......................... (135,447)      (51,044)
                                                 -----------   -----------
 Net Expenses...................................     196,329       181,320
                                                 -----------   -----------
Net Investment Income (Loss)....................     (45,974)      (48,505)
                                                 -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES
(NOTES 1 AND 4):
 Realized Gain (Loss) From:
 Security transactions..........................   2,532,883       (75,495)
 Options written................................          --            --
 Options purchased..............................          --            --
 Foreign currency transactions..................    (108,064)      (35,699)
                                                 -----------   -----------
 Net Realized Gain (Loss).......................   2,424,819      (111,194)
                                                 -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation) of:
 Security transactions..........................  (4,314,910)   (1,403,372)
 Options purchased..............................          --            --
 Foreign currency transactions..................      92,771           159
                                                 -----------   -----------
 Change in Net Unrealized Appreciation
  (Depreciation)................................  (4,222,139)   (1,403,213)
                                                 -----------   -----------
Net Gain (Loss) on Investments, Options and
 Foreign Currencies.............................  (1,797,320)   (1,514,407)
                                                 -----------   -----------
Increase (Decrease) in Net Assets From
 Operations..................................... $(1,843,294)  $(1,562,912)
                                                 ===========   ===========

                       See Notes to Financial Statements.

 Small Cap                     Large Cap     Investors
   Growth         Capital       Growth         Value         Balanced
    Fund           Fund          Fund           Fund           Fund
------------------------------------------------------------------------------
$    584,873    $ 2,338,382    $  46,380    $  6,221,273    $ 1,284,453
   1,075,566      1,106,074       13,313       1,498,979      2,233,173
          --         (7,120)          --         (63,418)       (10,964)
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
   1,660,439      3,437,336       59,693       7,656,834      3,506,662
------------    -----------    ---------    ------------    -----------
   1,374,293      1,500,561       49,215       2,195,814        375,573
   1,014,922        729,776       47,974         525,395        561,836
     202,286        140,954       11,648         259,532        141,612
      24,957         37,943        4,962          51,883         28,574
      15,137         13,218       13,292          18,200          5,970
      50,643         61,487       21,294          15,576         20,442
          --             --           --              --          9,535
     115,706         42,435       13,195          52,416         43,680
      85,893             --        3,281              --         34,143
       1,456         35,252          445          42,185          2,002
      12,708         34,442          673          28,359         15,345
------------    -----------    ---------    ------------    -----------
   2,898,001      2,596,068      165,979       3,189,360      1,238,712
          --             --      (39,261)             --       (198,874)
------------    -----------    ---------    ------------    -----------
   2,898,001      2,596,068      126,718       3,189,360      1,039,838
------------    -----------    ---------    ------------    -----------
  (1,237,562)       841,268      (67,025)      4,467,474      2,466,824
------------    -----------    ---------    ------------    -----------
  93,483,525     51,657,322     (715,775)     78,154,223      9,667,164
    (323,955)       558,467           --        (858,383)            --
     330,951       (181,651)          --       1,385,062             --
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
  93,490,521     52,034,138     (715,775)     78,680,902      9,667,164
------------    -----------    ---------    ------------    -----------
 (29,935,825)    12,102,143      330,957     (14,376,547)    (5,975,035)
          --       (352,708)          --       1,723,389             --
          --             --           --              --             --
------------    -----------    ---------    ------------    -----------
 (29,935,825)    11,749,435      330,957     (12,653,158)    (5,975,035)
------------    -----------    ---------    ------------    -----------
  63,554,696     63,783,573     (384,818)     66,027,744      3,692,129
------------    -----------    ---------    ------------    -----------
$ 62,317,134    $64,624,841    $(451,843)   $ 70,495,218    $ 6,158,953
============    ===========    =========    ============    ===========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited)

                                                       Asia      International
                                                      Growth        Equity
                                                       Fund          Fund
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)...................... $   (45,974)  $   (48,505)
 Net realized gain (loss)..........................   2,424,819      (111,194)
 Change in net unrealized appreciation
  (depreciation)...................................  (4,222,139)   (1,403,213)
                                                    -----------   -----------
 Increase (Decrease) in Net Assets From
  Operations.......................................  (1,843,294)   (1,562,912)
                                                    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income.............................          --            --
 Net realized gains................................          --            --
                                                    -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders.....................................          --            --
                                                    -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares..................  10,351,515    20,123,438
 Net asset value of shares issued for reinvestment
  of dividends.....................................          --            --
 Cost of shares reacquired......................... (10,744,354)   (3,047,321)
                                                    -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions.....................................    (392,839)   17,076,117
                                                    -----------   -----------
Increase (Decrease) in Net Assets..................  (2,236,133)   15,513,205
NET ASSETS:
 Beginning of period...............................  23,336,175    10,103,979
                                                    -----------   -----------
 End of period*.................................... $21,100,042   $25,617,184
                                                    ===========   ===========
* Includes undistributed (overdistributed)
  net investment income of: .......................          --            --
                                                    ===========   ===========
* Includes accumulated net investment loss of:.....   $(154,038)     $(84,204)
                                                    ===========   ===========

                       See Notes to Financial Statements.

 Small Cap                          Large Cap        Investors
   Growth          Capital           Growth            Value            Balanced
    Fund             Fund             Fund              Fund              Fund
-----------------------------------------------------------------------------------
$ (1,237,562)    $    841,268      $   (67,025)     $  4,467,474      $  2,466,824
  93,490,521       52,034,138         (715,775)       78,680,902         9,667,164
 (29,935,825)      11,749,435          330,957       (12,653,158)       (5,975,035)
------------     ------------      -----------      ------------      ------------
  62,317,134       64,624,841         (451,843)       70,495,218         6,158,953
------------     ------------      -----------      ------------      ------------
          --       (1,002,697)              --        (4,404,896)       (2,354,188)
 (43,479,226)     (26,844,676)         (33,254)      (32,999,250)       (2,459,041)
------------     ------------      -----------      ------------      ------------
 (43,479,226)     (27,847,373)         (33,254)      (37,404,146)       (4,813,229)
------------     ------------      -----------      ------------      ------------
 139,741,866      126,895,013        4,794,517        58,560,087         2,831,997
  40,448,870       24,744,869           25,624        27,518,512         3,720,070
(144,070,182)     (46,063,809)      (1,551,009)      (70,719,560)      (38,285,384)
------------     ------------      -----------      ------------      ------------
  36,120,554      105,576,073        3,269,132        15,359,039       (31,733,317)
------------     ------------      -----------      ------------      ------------
  54,958,462      142,353,541        2,784,035        48,450,111       (30,387,593)
 306,192,711      349,630,431       11,464,424       794,707,392       155,532,181
------------     ------------      -----------      ------------      ------------
$361,151,173     $491,983,972      $14,248,459      $843,157,503      $125,144,588
============     ============      ===========      ============      ============
          --        $(161,429)              --        $1,542,839          $292,308
============     ============      ===========      ============      ============
 $(1,237,562)              --         $(67,025)               --                --
============     ============      ===========      ============      ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1999

                                                         Asia      International
                                                        Growth        Equity
                                                         Fund          Fund(a)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss).......................  $   (71,025)  $   (23,047)
 Net realized gain (loss)...........................    5,127,645       (52,565)
 Increase (decrease) in net unrealized
  appreciation......................................    6,484,841     1,661,814
                                                      -----------   -----------
 Increase in Net Assets From Operations.............   11,541,461     1,586,202
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income..............................           --            --
 Net realized gains.................................           --            --
                                                      -----------   -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................           --            --
                                                      -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares...................   10,011,999     8,572,752
 Net asset value of shares issued in connection with
  the transfer of the
  Smith Barney Special Equities Fund's net assets
  (Note 7)..........................................           --            --
 Net asset value of shares issued for reinvestment
  of dividends......................................           --            --
 Cost of shares reacquired..........................  (11,502,640)      (54,975)
                                                      -----------   -----------
 Increase (Decrease) in Net Assets From Fund Share
  Transactions......................................   (1,490,641)    8,517,777
                                                      -----------   -----------
Increase (Decrease) in Net Assets...................   10,050,820    10,103,979
NET ASSETS:
 Beginning of year..................................   13,285,355            --
                                                      -----------   -----------
 End of year*.......................................  $23,336,175   $10,103,979
                                                      ===========   ===========
* Includes undistributed net investment income of:..           --            --
                                                      ===========   ===========

------
(a) For the period from October 25, 1999 (commencement of operations) to Decem-ber 31, 1999.
                       See Notes to Financial Statements.

 Small Cap                        Large Cap       Investors
   Growth          Capital         Growth           Value          Balanced
    Fund            Fund            Fund(a)         Fund             Fund
------------------------------------------------------------------------------
$ (1,030,544)   $   1,823,833    $    (9,856)   $   8,333,288    $  5,945,392
  59,817,958       52,670,243         31,908      116,593,621       5,686,848
  11,271,260        5,860,636        798,695      (36,442,188)     (6,394,670)
------------    -------------    -----------    -------------    ------------
  70,058,674       60,354,712        820,747       88,484,721       5,237,570
------------    -------------    -----------    -------------    ------------
          --       (1,849,337)            --       (6,828,571)     (5,885,312)
 (15,769,257)     (31,567,292)            --     (130,292,981)     (3,078,669)
------------    -------------    -----------    -------------    ------------
 (15,769,257)     (33,416,629)            --     (137,121,552)     (8,963,981)
------------    -------------    -----------    -------------    ------------
  60,948,260      160,442,564     10,678,278      165,971,086      22,079,863
 240,911,211               --             --               --              --
  14,807,084       30,557,033             --      107,998,294       7,468,826
 (73,356,791)    (103,368,446)       (34,601)    (225,363,002)    (73,529,930)
------------    -------------    -----------    -------------    ------------
 243,309,764       87,631,151     10,643,677       48,606,378     (43,981,241)
------------    -------------    -----------    -------------    ------------
 297,599,181      114,569,234     11,464,424          (30,453)    (47,707,652)
   8,593,530      235,061,197             --      794,737,845     203,239,833
------------    -------------    -----------    -------------    ------------
$306,192,711    $ 349,630,431    $11,464,424    $ 794,707,392    $155,532,181
============    =============    ===========    =============    ============
          --               --             --       $1,480,261        $179,672
============    =============    ===========    =============    ============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of cer-tain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund"), formerly known as Salomon Brothers Investors Fund Inc, and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers Inter-national Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), formerly known as Salomon Brothers Total Return Fund, are separate investment portfolios of the Series Fund, an open-end management investment company, in-corporated in Maryland on April 17, 1990. The Series Funds consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are pre-sented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment com-pany incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                    Objective
Asia Growth Fund........ To seek long-term capital appreciation.
International Equity     To seek long-term capital growth.
 Fund...................
Small Cap Growth Fund... To obtain long-term growth of capital.
Capital Fund............ To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Large Cap Growth Fund... To seek long-term growth of capital.
Investors Value Fund.... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund........... To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. A summary of those expenditures that remain as of June 30, 2000 for each Fund is as follows:

Fund                                          Expiration of Amortization Amount
--------------------------------------------------------------------------------
Asia Growth Fund.............................             May 2001       $19,043
Balanced Fund................................       September 2000       $ 3,778

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2000 was approximately $7,834,000, for the Balanced Fund.

Notes to Financial Statements
(unaudited) (continued)

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any transactions in reverse repurchase agreements during the six months ended June 30, 2000.

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2000, the Asia Growth Fund had the following open forward currency contracts:

                      Settlement         Local           Market        Unrealized
 Asia Growth Fund        Date          Currency           Value        Gain (Loss)
------------------    ----------     -------------     -----------     -----------
To Sell:
 Hong Kong Dollar      10/26/00         20,028,750     $ 2,571,223       $(1,194)
 South Korean Won        8/3/00      2,701,980,000       2,403,487        15,908
 Singapore Dollar       7/31/00          2,450,485       1,422,587        (5,221)
 New Taiwan Dollar       8/3/00         51,023,350       1,656,605           105
                                                                         -------
                                                                         $ 9,598
                                                                         =======

 (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

 In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the partic-ipation. In the event of the insolvency of the lender selling the participa-tion, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, Small Cap Growth Fund and the Capital Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Hold-ings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Invest-ment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; ex-cess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(unaudited) (continued)

The Investors Value Fund pays SBAM a base fee subject to an increase or de-crease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      0.650%
Next $150 million..............................................      0.550%
Next $250 million..............................................      0.525%
Next $250 million..............................................      0.500%
Over $1 billion................................................      0.450%

The performance adjustment is paid quarterly based on a rolling one year peri-od. A performance adjustment will only be made after the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjust-ment is 0.10% which would occur if the Investors Value Fund's performance ex-ceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling six months periods ended March 31 and June 30, 2000, the S&P 500 Index exceeded the Investors Value Fund's performance by approximately 3.75% and 2.46%, respectively. As a result, base management fees were decreased, in aggregate, by $124,836 for the six months ended June 30, 2000.

For the six months ended June 30, 2000, SBAM waived management fees of $92,440, $51,044, $39,261 and $198,874, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $43,007 for the Asia Growth Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSB Citi Fund Management LLC ("SSBC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the appli-cable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O shares are not subject to a service and distribution plan fee.

For the six months ended June 30, 2000, total service and distribution plan fees were as follows:

                                                     Class A  Class B  Class 2
-------------------------------------------------------------------------------
Asia Growth Fund.................................... $  8,988 $ 51,373 $ 21,572
International Equity Fund...........................    6,501   27,700   23,012
Small Cap Growth Fund...............................  233,783  698,772   82,367
Capital Fund........................................   51,099  490,215  188,462
Large Cap Growth Fund...............................    2,822   35,349    9,803
Investors Value Fund................................   49,647  384,125   91,623
Balanced Fund.......................................   37,928  432,079   91,829

Notes to Financial Statements
(unaudited) (continued)

SSB received $1,248,586 as its portion of the front-end sales charge on sales of Class A and Class 2 shares of the Funds during the six months ended June 30, 2000. In addition, contingent deferred sales charges of $1,058,126 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the six months ended June 30, 2000.

Brokerage commissions of $1,194 and $3,222 were paid by the Capital Fund and Investors Value Fund, respectively, to SSB.

3. Capital Stock

At June 30, 2000, the Series Funds had 10,000,000,000 shares of authorized cap-ital stock, par value $0.001 per share. The Investors Value Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $0.001 per share.

At June 30, 2000, total paid-in capital amounted to the following for each class:

                                Class A     Class B      Class 2     Class O
-------------------------------------------------------------------------------
Asia Growth Fund............. $ 7,472,360 $  8,723,022 $ 3,425,136 $    845,896
International Equity Fund....  12,620,988    5,906,557   5,996,796    1,059,400
Small Cap Growth Fund........  97,213,651   84,432,903  15,958,653      522,581
Capital Fund.................  55,475,868  114,174,255  54,569,171  153,452,444
Large Cap Growth Fund........   2,255,384    7,418,948   2,502,354    1,733,175
Investors Value Fund.........  49,468,948   77,409,233  19,554,778  436,989,374
Balanced Fund................  21,943,679   76,566,813  16,565,221      718,987

Notes to Financial Statements
(unaudited) (continued)

Transactions in Fund shares for the periods indicated were as follows:

                                   Class A Shares                                       Class B Shares
                  ----------------------------------------------------  --------------------------------------------------
                      Six Months Ended              Year Ended             Six Months Ended             Year Ended
                       June 30, 2000            December 31, 1999            June 30, 2000           December 31, 1999
                  -------------------------  -------------------------  ------------------------  ------------------------
                    Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
Asia Growth Fund
 Shares sold.....    693,787  $   8,380,240     820,575  $   6,496,399     106,390  $  1,347,384     248,887  $  2,263,544
 Shares issued as
  reinvestment...         --             --          --             --          --            --          --            --
 Shares
  redeemed.......   (683,006)    (8,415,207)   (933,537)    (7,350,231)   (155,771)   (1,912,687)   (208,794)   (1,808,793)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....     10,781  $     (34,967)   (112,962) $    (853,832)    (49,381) $   (565,303)     40,093  $    454,751
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
International
 Equity Fund++
 Shares sold.....  1,082,417  $  12,475,340     206,248  $   2,188,694     268,912  $  3,217,534     311,181  $  3,331,375
 Shares issued as
  reinvestment...         --             --          --             --          --            --          --            --
 Shares
  redeemed.......   (181,857)    (2,006,141)     (3,091)       (34,984)    (53,620)     (621,849)     (1,411)      (16,452)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....    900,560  $  10,469,199     203,157  $   2,153,710     215,292  $  2,595,685     309,770  $  3,314,923
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Small Cap Growth
 Fund
 Shares sold.....  7,060,325  $ 127,954,509   3,555,893  $  51,019,503     493,494  $  9,172,611     524,385  $  7,351,719
 Shares issued as
  reinvestment...  1,184,041     21,644,271     526,908      8,114,385     931,767    16,753,045     393,936     5,995,706
 Shares
  redeemed....... (7,257,374)  (132,194,929) (4,086,563)   (59,269,935)   (576,821)  (10,301,454)   (903,160)  (12,735,817)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    986,992  $  17,403,851      (3,762) $    (136,047)    848,440  $ 15,624,202      15,161  $    611,608
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Capital Fund
 Shares sold.....  1,638,681  $  44,051,154   2,967,781  $  72,928,143   1,619,550  $ 42,449,209   2,285,827  $ 54,969,564
 Shares issued as
  reinvestment...     85,533      2,304,624      94,159      2,307,965     211,273     5,579,491     234,097     5,627,409
 Shares
  redeemed.......   (692,567)   (18,634,313) (2,381,429)   (58,529,687)   (352,212)   (9,079,942)   (300,374)   (7,193,379)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....  1,031,647  $  27,721,465     680,511  $  16,706,421   1,478,611  $ 38,948,758   2,219,550  $ 53,403,594
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Large Cap Growth
 Fund**
 Shares sold.....    126,315  $   1,359,601     185,594  $   1,886,240     177,525  $  1,889,103     559,621  $  5,918,430
 Shares issued as
  reinvestment...        438          4,617          --             --       1,497        15,706          --            --
 Shares
  redeemed.......    (96,612)      (990,175)       (389)        (4,223)    (37,376)     (396,917)       (573)       (6,199)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase....     30,141  $     374,043     185,205  $   1,882,017     141,646  $  1,507,892     559,048  $  5,912,231
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Investors Value
 Fund
 Shares sold.....  2,066,784  $  44,060,104   5,354,430  $ 123,724,267     228,687  $  4,664,616   1,026,823  $ 22,981,206
 Shares issued as
  reinvestment...     81,740      1,725,243     224,846      4,752,407     131,984     2,749,614     563,323    11,763,229
 Shares
  redeemed....... (1,258,800)   (26,594,453) (6,305,947)  (145,389,814)   (699,272)  (14,069,067) (1,026,065)  (22,477,257)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net increase
  (decrease).....    889,724  $  19,190,894    (726,671) $ (16,913,140)   (338,601) $ (6,654,837)    564,081  $ 12,267,178
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============
Balanced Fund
 Shares sold.....     73,943  $     943,429     399,441  $   5,355,740      99,935  $  1,281,743     953,569  $ 12,729,518
 Shares issued as
  reinvestment...     68,971        886,455     143,632      1,891,102     179,594     2,301,155     342,656     4,494,019
 Shares
  redeemed.......   (855,827)   (10,978,781) (1,705,708)   (22,625,269) (1,705,789)  (21,695,335) (2,884,560)  (37,918,767)
                  ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
 Net decrease....   (712,913) $  (9,148,897) (1,162,635) $ (15,378,427) (1,426,260) $(18,112,437) (1,588,335) $(20,695,230)
                  ==========  =============  ==========  =============  ==========  ============  ==========  ============

 * Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
 ++ Inception date for Class A, Class B, Class 2 and Class O shares is October
    25, 1999.
 ** Inception date for Class A, Class B, and Class 2 shares is October 25,
    1999. Inception date for Class O shares is October 26, 1999.

Notes to Financial Statements
(unaudited) (continued)

              Class 2 Shares*                                   Class O Shares
----------------------------------------------  --------------------------------------------------
  Six Months Ended           Year Ended            Six Months Ended             Year Ended
    June 30, 2000         December 31, 1999          June 30, 2000           December 31, 1999
----------------------  ----------------------  ------------------------  ------------------------
 Shares      Amount      Shares      Amount       Shares       Amount       Shares       Amount
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   46,013  $   584,179   147,895  $  1,200,786       3,196  $     39,711       5,260  $     51,271
       --           --        --            --          --            --          --            --
  (32,682)    (392,258) (164,067)   (1,326,680)     (2,097)      (24,201)   (106,929)   (1,016,937)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   13,331  $   191,921   (16,172) $   (125,894)      1,099  $     15,510    (101,669) $   (965,666)
=========  ===========  ========  ============  ==========  ============  ==========  ============
  371,275  $ 4,373,103   196,159  $  2,041,831       4,899  $     57,461     101,012  $  1,010,852
       --           --        --            --          --            --          --            --
  (36,061)    (411,462)     (297)       (3,539)       (646)       (7,869)         --            --
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  335,214  $ 3,961,641   195,862  $  2,038,292       4,253  $     49,592     101,012  $  1,010,852
=========  ===========  ========  ============  ==========  ============  ==========  ============
  121,154  $ 2,177,199   197,644  $  2,531,764      22,385  $    437,547       3,013  $     45,274
  111,803    2,014,685    45,657       695,814       2,008        36,869          76         1,179
  (88,865)  (1,573,799)  (93,401)   (1,289,080)         --            --      (5,000)      (61,959)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  144,092  $ 2,618,085   149,900  $  1,938,498      24,393  $    474,416      (1,911) $    (15,506)
=========  ===========  ========  ============  ==========  ============  ==========  ============
1,186,314  $31,222,184   730,331  $ 17,642,431     348,689  $  9,172,466     610,678  $ 14,902,426
   80,336    2,124,103    73,155     1,761,747     543,284    14,736,651     845,836    20,859,912
  (89,708)  (2,326,140)  (87,015)   (2,073,040)   (604,695)  (16,023,414) (1,472,035)  (35,572,340)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
1,176,942  $31,020,147   716,471  $ 17,331,138     287,278  $  7,885,703     (15,521) $    189,998
=========  ===========  ========  ============  ==========  ============  ==========  ============
  142,467  $ 1,526,984   112,907  $  1,158,608       1,799  $     18,829     171,394  $  1,715,000
      499        5,240        --            --           6            61          --            --
  (15,229)    (163,917)   (2,304)      (24,179)         --            --          --            --
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
  127,737  $ 1,368,307   110,603  $  1,134,429       1,805  $     18,890     171,394  $  1,715,000
=========  ===========  ========  ============  ==========  ============  ==========  ============
  159,018  $ 3,256,553   255,985  $  5,813,731   1,273,150  $  6,578,813     559,610  $ 13,451,882
   32,825      684,634   126,655     2,649,796      99,037    22,359,022   4,176,379    88,832,862
 (128,004)  (2,607,940) (316,659)   (6,892,616) (1,326,973)  (27,448,100) (2,240,548)  (50,603,315)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
   63,839  $ 1,333,247    65,981  $  1,570,911      45,214  $  1,489,735   2,495,441  $ 51,681,429
=========  ===========  ========  ============  ==========  ============  ==========  ============
   45,225  $   578,193   292,789  $  3,937,309       2,205  $     28,632       4,263  $     57,296
   37,499      481,613    76,114     1,000,856       3,931        50,847       6,257        82,849
 (432,574)  (5,530,793) (971,905)  (12,812,858)     (6,313)      (80,475)    (12,693)     (173,036)
---------  -----------  --------  ------------  ----------  ------------  ----------  ------------
 (349,850) $(4,470,987) (603,002) $ (7,874,693)       (177) $       (996)     (2,173) $    (32,891)
=========  ===========  ========  ============  ==========  ============  ==========  ============

Notes to Financial Statements
(unaudited) (continued)

At June 30, 2000, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

Asia Growth Fund............................................................ 27%
Balanced Fund...............................................................  5%
International Equity Fund...................................................  4%
Large Cap Growth Fund....................................................... 13%

4. Investments

During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 21,177,625 $ 21,432,765
                                                      ============ ============
International Equity Fund............................ $ 14,152,937 $    130,903
                                                      ============ ============
Small Cap Growth Fund................................ $242,659,311 $243,394,260
                                                      ============ ============
Capital Fund......................................... $257,565,429 $181,653,895
                                                      ============ ============
Large Cap Growth Fund................................ $  9,051,827 $  5,945,275
                                                      ============ ============
Investors Value Fund................................. $260,018,747 $264,445,516
                                                      ============ ============
Balanced Fund:
 U.S. Government Securities.......................... $  1,491,270 $  4,598,727
 Other Investments...................................   23,392,537   62,721,604
                                                      ------------ ------------
                                                      $ 24,883,807 $ 67,320,331
                                                      ============ ============

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                       Net
                                          Gross        Gross        Unrealized
                                        Unrealized   Unrealized    Appreciation
                                       Appreciation Depreciation  (Depreciation)
                                       ------------ ------------  --------------
Asia Growth Fund...................... $  4,457,041 $ (1,494,207)  $  2,962,834
International Equity Fund.............    2,134,023   (1,875,556)       258,467
Small Cap Growth Fund.................   92,305,787  (20,599,346)    71,706,441
Capital Fund..........................   96,242,496  (32,906,192)    63,336,304
Large Cap Growth Fund.................    1,796,784     (667,132)     1,129,652
Investors Value Fund..................  214,182,672  (34,356,362)   179,826,310
Balanced Fund.........................   12,908,286  (13,503,020)      (594,734)

Notes to Financial Statements
(unaudited) (continued)

Written call options transactions for the Small Cap Growth Fund that occurred during the six months ended June 30, 2000 were as follows:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...    1,010      $419,036
Options written during the six months ended June 30,
 2000...............................................       --            --
Options terminated in closing purchase
 transactions.......................................     (725)     (190,884)
Options expired.....................................      (25)       (4,300)
Options exercised...................................     (260)     (223,852)
                                                        -----      --------
Options written, outstanding at June 30, 2000.......       --      $      0
                                                        =====      ========

The following written put option transactions for the Capital Fund which oc-curred during the six months ended June 30, 2000:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...      --       $       0
Options written during the six months ended June 30,
 2000...............................................     250         999,217
Options terminated in closing purchase
 transactions.......................................    (250)       (999,217)
                                                        ----       ---------
Options written, outstanding at June 30, 2000.......      --       $       0
                                                        ====       =========

In addition, the written call option transactions for the Investors Value Fund which occurred during the six months ended June 30, 2000 were as follows:

                                                      Number of    Premiums
                                                      Contracts Received (Paid)
                                                      --------- ---------------
Options written, outstanding at December 31, 1999...    4,556     $ 2,433,389
Options written during the six months ended June 30,
 2000...............................................       --              --
Options exercised...................................   (1,100)       (910,919)
Options terminated in closing purchase
 transactions.......................................   (3,456)     (1,522,470)
                                                       ------     -----------
Options written, outstanding at June 30, 2000.......       --     $         0
                                                       ======     ===========

Notes to Financial Statements
(unaudited) (continued)

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)

6. Tax Information

At December 31, 1999, the Asia Growth Fund had, for Federal income tax purposes, a capital loss carry forward of approximately $4,701,000 available to offset future capital gains through December 31, 2006. To the extent that these carry forward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. A portion of overdistributed net investment income amounting to $131,850 and $2,948 was reclassified to paid-in capital for the Asia Growth Fund and Large Cap Growth Fund, respectively. In addition, a portion of accumulated net investment loss and accumulated net realized gain amounting to $10,153 and $154,985 was reclassified to paid-in capital for the International Equity Fund and Small Cap Growth Fund, respectively. Net investment income, net realized gains and net assets were not affected by these changes.

7. Transfer of Net Assets

On July 16, 1999, the Small Cap Growth Fund acquired the assets and certain li-abilities of the Smith Barney Special Equities Fund Portfolio ("Special Equi-ties Fund") pursuant to a plan of reorganization approved by Special Equities Fund shareholders on May 28, 1999. Total shares issued by the Small Cap Growth Fund and the total net assets of the Special Equities Fund and Small Cap Growth Fund on the date of the transfer were as follows.

                                                         Total Net    Total Net
                                          Shares Issued  Assets of    Assets of
                                             by the     the Special   the Small
                                            Small Cap     Equities   Cap Growth
Acquired Fund                              Growth Fund      Fund        Fund
--------------------------------------------------------------------------------
Special Equities Fund....................  16,980,004   $240,911,211 $13,358,236

The total net assets of the Special Equities Fund before acquisition included appreciation of $88,789,026. Total net assets of the Small Cap Growth Fund im-mediately after the transfer were $254,269,447. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

-----------------------------------------------------------------------------
                                      Class A Shares
                           ------------------------------------------------
                           2000(1)      1999       1998     1997    1996(2)
                                        -------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.67        $6.50     $7.48   $10.32   $10.00
                           ------      -------    ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (3)....................    0.02           --      0.10     0.03     0.05
 Net realized and
  unrealized gain
  (loss).................   (1.06)        6.17     (1.08)   (2.59)    0.47
                           ------      -------    ------   ------   ------
Total Income (Loss) From
 Operations..............   (1.04)        6.17     (0.98)   (2.56)    0.52
                           ------      -------    ------   ------   ------
Less Distributions From:
 Net investment income...      --           --        --    (0.03)   (0.05)
 Net realized gains......      --           --        --    (0.25)   (0.15)
                           ------      -------    ------   ------   ------
Total Distributions......      --           --        --    (0.28)   (0.20)
                           ------      -------    ------   ------   ------
Net Asset Value, End of
 Period..................  $11.63       $12.67     $6.50    $7.48   $10.32
                           ======      =======    ======   ======   ======
Total Return (4).........    (8.2)%++     94.9%++  (13.1)%  (25.6)%    5.2%++
Net Assets, End of Period
 (000s)..................  $6,651       $7,108    $4,385   $6,491   $3,693
Ratios to Average Net
 Assets:
 Expenses................    1.24%+       1.24%     1.24%    1.24%    1.24%+
 Net investment income
  (loss).................    0.28%+      (0.01)%    1.48%    0.27%    0.90%+
Portfolio Turnover Rate..      95%         248%      436%     294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (3)..............  $(0.15)      $(0.12)   $(0.07)  $(0.23)  $(0.18)
 Expense ratio...........    2.41%+       2.62%     3.79%    3.81%    5.50%+

Asia Growth Fund
-----------------------------------------------------------------------------
                                      Class B Shares
                                        -------------------------------------
                           2000(1)      1999       1998     1997    1996(2)
                                        -------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.41        $6.42     $7.44   $10.31   $10.00
                           ------      -------    ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss) (3).............   (0.05)       (0.06)     0.05    (0.05)    0.01
 Net realized and
  unrealized gain
  (loss).................   (1.01)        6.05     (1.07)   (2.57)    0.46
                           ------      -------    ------   ------   ------
Total Income (Loss) From
 Operations..............   (1.06)        5.99     (1.02)   (2.62)    0.47
                           ------      -------    ------   ------   ------
Less Distributions From:
 Net investment income...      --           --        --       --    (0.01)
 Net realized gains......      --           --        --    (0.25)   (0.15)
                           ------      -------    ------   ------   ------
Total Distributions......      --           --        --    (0.25)   (0.16)
                           ------      -------    ------   ------   ------
Net Asset Value, End of
 Period..................  $11.35       $12.41     $6.42    $7.44   $10.31
                           ======      =======    ======   ======   ======
Total Return (4).........    (8.5)%++     93.3%    (13.7)%  (26.1)%    4.7%++
Net Assets, End of Period
 (000s)..................  $9,185      $10,658    $5,256   $5,738   $3,163
Ratios to Average Net
 Assets:
 Expenses................    1.99%+       1.99%     1.99%    1.99%    1.99%+
 Net investment income
  (loss).................   (0.85)%+     (0.74)%    0.77%   (0.48)%   0.20%+
Portfolio Turnover Rate..      95%         248%      436%     294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (3)..............  $(0.19)      $(0.12)   $(0.11)  $(0.30)  $(0.23)
 Expense ratio...........    3.17%+       3.39%     4.55%    4.56%    6.25%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from May 6, 1996 (inception date) to December 31, 1996.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

----------------------------------------------------------------------------
                                      Class 2 Shares
                                        ------------------------------------
                           2000(1)      1999    1998(2)    1997    1996(3)
                                        ------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.41      $ 6.42   $ 7.44    $10.30   $10.00
                           ------      ------   ------    ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss) (4).............   (0.04)      (0.06)    0.05     (0.05)    0.01
 Net realized and
  unrealized gain
  (loss).................   (1.03)       6.05    (1.07)    (2.56)    0.45
                           ------      ------   ------    ------   ------
Total Income (Loss) From
 Operations..............   (1.07)       5.99    (1.02)    (2.61)    0.46
                           ------      ------   ------    ------   ------
Less Distributions From:
 Net investment income...      --          --       --        --    (0.01)
 Net realized gains......      --          --       --     (0.25)   (0.15)
                           ------      ------   ------    ------   ------
Total Distributions......      --          --       --     (0.25)   (0.16)
                           ------      ------   ------    ------   ------
Net Asset Value, End of
 Period..................  $11.34      $12.41   $ 6.42    $ 7.44   $10.30
                           ======      ======   ======    ======   ======
Total Return (5).........    (8.6)%++    93.3%   (13.7)%   (26.0)%    4.6%++
Net Assets, End of Period
 (000s)..................  $4,017      $4,227   $2,291    $1,643     $246
Ratios to Average Net
 Assets:
 Expenses................    1.99%+      1.99%    1.99%     1.99%    2.00%+
 Net investment income
  (loss).................   (0.65)%+    (0.76)%   0.80%    (0.47)%   0.08%+
Portfolio Turnover Rate..      95%        248%     436%      294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (4)..............  $(0.19)     $(0.11)  $(0.11)   $(0.30)  $(0.20)
 Expense ratio...........    3.17%+      3.37%    4.55%     4.56%    6.26%+

Asia Growth Fund
----------------------------------------------------------------------------
                                      Class O Shares
                                        ------------------------------------
                           2000(1)      1999     1998      1997    1996(3)
                                        ------------------------------------
Net Asset Value,
 Beginning of Period.....  $12.76      $ 6.54   $ 7.50    $10.32   $10.00
                           ------      ------   ------    ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (4)....................    0.02        0.02     0.12      0.05     0.07
 Net realized and
  unrealized gain
  (loss).................   (1.06)       6.20    (1.08)    (2.59)    0.46
                           ------      ------   ------    ------   ------
Total Income (Loss) From
 Operations..............   (1.04)       6.22    (0.96)    (2.54)    0.53
                           ------      ------   ------    ------   ------
Less Distributions From:
 Net investment income...      --          --       --     (0.03)   (0.06)
 Net realized gains......      --          --       --     (0.25)   (0.15)
                           ------      ------   ------    ------   ------
Total Distributions......      --          --       --     (0.28)   (0.21)
                           ------      ------   ------    ------   ------
Net Asset Value, End of
 Period..................  $11.72      $12.76   $ 6.54    $ 7.50   $10.32
                           ======      ======   ======    ======   ======
Total Return (5).........    (8.2)%++    95.1%   (12.8)%   (25.3)%    5.3%++
Net Assets, End of Period
 (000s)..................  $1,247      $1,343   $1,354      $412     $124
Ratios to Average Net
 Assets:
 Expenses................    0.99%+      0.97%    0.99%     0.99%    0.99%+
 Net investment income...    0.26%+      0.23%    1.90%     0.51%    1.21%+
Portfolio Turnover Rate..      95%        248%     436%      294%     119%
Before applicable waiver
of management fee,
expenses absorbed by SBAM
and credits earned on
custodian cash balances,
net investment loss per
share and expense ratios
would have been:
 Net investment loss per
  share (4)..............  $(0.14)     $(0.11)  $(0.04)   $(0.20)  $(0.18)
 Expense ratio...........    2.16%+      2.32%    3.55%     3.56%    5.25%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from May 6, 1996 (inception date) to December 31, 1996.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

International Equity Fund

------------------------------------------------------------------------------
                                        Class A Shares      Class B Shares
                                        ----------------    ----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        ----------------    ----------------
Net Asset Value, Beginning of Period...  $12.49   $10.00    $12.47    $10.00
                                        -------   ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (3)...............   (0.01)   (0.03)    (0.05)    (0.04)
 Net realized and unrealized gain
  (loss)...............................   (1.14)    2.52     (1.14)     2.51
                                        -------   ------    ------    ------
Total Income (Loss) From Operations....   (1.15)    2.49     (1.19)     2.47
                                        -------   ------    ------    ------
Less Distributions From:
 Net investment income.................      --       --        --        --
 Net realized gains....................      --       --        --        --
                                        -------   ------    ------    ------
Total Distributions....................      --       --        --        --
                                        -------   ------    ------    ------
Net Asset Value, End of Period.........  $11.34   $12.49    $11.28    $12.47
                                        =======   ======    ======    ======
Total Return (4)++.....................    (9.2)%   24.9%     (9.5)%    24.7%
Net Assets, End of Period (000s)....... $12,517   $2,538    $5,922    $3,863
Ratios to Average Net Assets+:
 Expenses..............................    1.75%    1.75%     2.50%     2.50%
 Net investment loss...................   (0.12)%  (1.39)%   (0.93)%   (2.30)%
Portfolio Turnover Rate................       1%       1%        1%        1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).....  $(0.03)  $(0.08)   $(0.08)   $(0.09)
 Expense ratio+........................    2.37%    4.36%     3.12%     5.11%

International Equity Fund
------------------------------------------------------------------------------
                                        Class 2 Shares      Class O Shares
                                        ----------------    ----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        ----------------    ----------------
Net Asset Value, Beginning of Period...  $12.46   $10.00    $12.49    $10.00
                                        -------   ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (3)...............   (0.04)   (0.04)    (0.00)*   (0.02)
 Net realized and unrealized gain
  (loss)...............................   (1.15)    2.50     (1.14)     2.51
                                        -------   ------    ------    ------
Total Income (Loss) From Operations....   (1.19)    2.46     (1.14)     2.49
                                        -------   ------    ------    ------
Less Distributions From:
 Net investment income.................      --       --        --        --
 Net realized gains....................      --       --        --        --
                                        -------   ------    ------    ------
Total Distributions....................      --       --        --        --
                                        -------   ------    ------    ------
Net Asset Value, End of Period.........  $11.27   $12.46    $11.35    $12.49
                                        =======   ======    ======    ======
Total Return (4)++.....................    (9.6)%   24.6%     (9.1)%    24.9%
Net Assets, End of Period (000s).......  $5,983   $2,441    $1,195    $1,262
Ratios to Average Net Assets:
 Expenses..............................    2.50%    2.50%     1.50%     1.50%
 Net investment loss...................   (0.85)%  (2.13)%   (0.02)%   (0.83)%
Portfolio Turnover Rate................       1%       1%        1%        1%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (3).....  $(0.07)  $(0.09)   $(0.03)   $(0.07)
 Expense ratio+........................    3.12%    5.09%     2.12%     4.05%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from October 25, 1999 (inception date) to December 31, 1999.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Amount represents less than $0.01.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                              Class A Shares
                                              --------------------------------
                                         2000(1)       1999     1998(2)
                                              --------------------------------
Net Asset Value, Beginning of Period....   $17.23      $11.59   $10.00
                                         --------    --------   ------
Income (Loss) From Operations:
 Net investment loss (3)................    (0.03)      (0.07)   (0.02)
 Net realized and unrealized gain.......     3.55        6.63     1.61
                                         --------    --------   ------
Total Income From Operations............     3.52        6.56     1.59
                                         --------    --------   ------
Less Distributions From:
 Net investment income..................       --          --       --
 Net realized gains.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Total Distributions.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Net Asset Value, End of Period..........   $18.32      $17.23   $11.59
                                         ========    ========   ======
Total Return (4)........................     20.5%++     57.5%    15.9%++
Net Assets, End of Period (000s)........ $195,985    $167,281   $3,205
Ratios to Average Net Assets:
 Expenses...............................     1.35%+      1.37%    1.50%+
 Net investment loss....................    (0.38)%+    (0.52)%  (0.51)%+
Portfolio Turnover Rate.................       78%        142%      96%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share (3)......      N/A      $(0.08)  $(0.06)
 Expense ratio..........................      N/A        1.40%    2.30%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                              Class B Shares
                                              --------------------------------
                                         2000(1)       1999     1998(2)
                                              --------------------------------
Net Asset Value, Beginning of Period....   $17.01      $11.55   $10.00
                                         --------    --------   ------
Income (Loss) From Operations:
 Net investment loss (3)................    (0.10)      (0.17)   (0.06)
 Net realized and unrealized gain.......     3.51        6.55     1.61
                                         --------    --------   ------
Total Income From Operations............     3.41        6.38     1.55
                                         --------    --------   ------
Less Distributions From:
 Net investment income..................       --          --       --
 Net realized gains.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Total Distributions.....................    (2.43)      (0.92)      --
                                         --------    --------   ------
Net Asset Value, End of Period..........   $17.99      $17.01   $11.55
                                         ========    ========   ======
Total Return (4)........................     20.1%++     56.2%    15.5%++
Net Assets, End of Period (000s)........ $146,942    $124,560   $3,850
Ratios to Average Net Assets:
 Expenses...............................     2.10%+      2.12%    2.25%+
 Net investment loss....................    (1.13)%+    (1.23)%  (1.21)%+
Portfolio Turnover Rate.................       78%        142%      96%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share (3)......      N/A      $(0.17)  $(0.10)
 Expense ratio..........................      N/A        2.15%    3.05%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from July 1, 1998 (inception date) to December 31, 1998.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

------------------------------------------------------------------------------
                                                    Class 2 Shares
                                                 -----------------------------
                                              2000(1)    1999      1998(2)(3)
                                                 -----------------------------
Net Asset Value, Beginning of Period.........  $17.04     $11.56     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss (4).....................   (0.10)     (0.17)     (0.06)
 Net realized and unrealized gain............    3.51       6.57       1.62
                                              -------    -------     ------
Total Income From Operations.................    3.41       6.40       1.56
                                              -------    -------     ------
Less Distributions From:
 Net investment income.......................      --         --         --
 Net realized gains..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Period...............  $18.02     $17.04     $11.56
                                              =======    =======     ======
Total Return (5).............................    20.0%++    56.3%      15.6%++
Net Assets, End of Period (000s)............. $17,704    $14,285     $1,471
Ratios to Average Net Assets:
 Expenses....................................    2.10%+     2.14%      2.25%+
 Net investment loss.........................   (1.13)%+   (1.22)%    (1.35)%+
Portfolio Turnover Rate......................      78%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
income per share and expense ratios would
have been:
 Net investment loss per share (4)...........     N/A     $(0.17)    $(0.10)
 Expense ratio...............................     N/A       2.18%      3.05%+

Small Cap Growth Fund
------------------------------------------------------------------------------
                                                    Class O Shares
                                                 -----------------------------
                                              2000(1)     1999      1998(2)
                                                 -----------------------------
Net Asset Value, Beginning of Period......... $ 17.29    $ 11.60     $10.00
                                              -------    -------     ------
Income (Loss) From Operations:
 Net investment loss (4).....................   (0.02)     (0.06)     (0.01)
 Net realized and unrealized gain............    3.58       6.67       1.61
                                              -------    -------     ------
Total Income From Operations.................    3.56       6.61       1.60
                                              -------    -------     ------
Less Distributions From:
 Net investment income.......................      --         --         --
 Net realized gains..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Total Distributions..........................   (2.43)     (0.92)        --
                                              -------    -------     ------
Net Asset Value, End of Period...............  $18.42     $17.29     $11.60
                                              =======    =======     ======
Total Return (5).............................    20.7%++    57.9%      16.0%++
Net Assets, End of Period (000s)............. $   520    $    67     $   67
Ratios to Average Net Assets:
 Expenses....................................    1.14%+     1.24%      1.25%+
 Net investment loss.........................   (0.24)%+   (0.49)%    (0.18)%+
Portfolio Turnover Rate......................      78%       142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
on custodian cash balances, net investment
income per share and expense ratios would
have been:
 Net investment loss per share (4)...........     N/A     $(0.06)    $(0.05)
 Expense ratio...............................     N/A       1.27%      2.05%+

------
(1)  For the six months ended June 30, 2000 (unaudited).
(2) For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

-------------------------------------------------------------------------------
                                            Class A Shares
                                   --------------------------------------------
                                2001(1)     1999     1998     1997    1996(2)
                                   --------------------------------------------
Net Asset Value, Beginning of
 Period.......................   $25.29     $22.92   $21.15  $19.88   $21.98
                                -------    -------  -------  ------   ------
Income From Operations:
 Net investment income........     0.05*      0.15*    0.14      --     0.01*
 Net realized and unrealized
  gain........................     4.27       4.99     4.64    5.10     1.54
                                -------    -------  -------  ------   ------
Total Income From Operations..     4.32       5.14     4.78    5.10     1.55
                                -------    -------  -------  ------   ------
Less Distributions From:
 Net investment income........    (0.07)     (0.18)   (0.18)     --    (0.15)
 Net realized gains...........    (1.82)     (2.59)   (2.83)  (3.83)   (3.50)
                                -------    -------  -------  ------   ------
Total Distributions...........    (1.89)     (2.77)   (3.01)  (3.83)   (3.65)
                                -------    -------  -------  ------   ------
Net Asset Value, End of
 Period.......................   $27.72     $25.29   $22.92  $21.15   $19.88
                                =======    =======  =======  ======   ======
Total Return (3)..............     17.3%++    23.1%    23.7%   26.4%     7.7%++
Net Assets, End of Period
 (000s).......................  $61,283    $29,814  $11,425  $5,589     $344
Ratios to Average Net Assets:
 Expenses.....................     1.17%+     1.27%    1.34%   1.46%    1.88%+
 Net investment income
  (loss)......................     0.52%+     0.61%    0.81%  (0.10)%   0.18%+
Portfolio Turnover Rate.......       47%       126%     141%    159%     191%

Capital Fund

------------------------------------------------------------------------------
                                         Class B Shares
                                    ------------------------------------------
                             2000(1)      1999      1998     1997    1996(2)
                                    ------------------------------------------
Net Asset Value, Beginning
 of Period..................   $24.86     $22.63    $21.01  $19.90   $21.98
                             --------    -------   -------  ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss)....................    (0.02)*    (0.04)*    0.09   (0.07)   (0.02)*
 Net realized and unrealized
  gain......................     4.17       4.92      4.45    5.01     1.56
                             --------    -------   -------  ------   ------
Total Income From
 Operations.................     4.15       4.88      4.54    4.94     1.54
                             --------    -------   -------  ------   ------
Less Distributions From:
 Net investment income......       --      (0.06)    (0.09)     --    (0.12)
 Net realized gains.........    (1.82)     (2.59)    (2.83)  (3.83)   (3.50)
                             --------    -------   -------  ------   ------
Total Distributions.........    (1.82)     (2.65)    (2.92)  (3.83)   (3.62)
                             --------    -------   -------  ------   ------
Net Asset Value, End of
 Period.....................   $27.19     $24.86    $22.63  $21.01   $19.90
                             ========    =======   =======  ======   ======
Total Return (3)............     16.9%++    22.2%     22.6%   25.6%     7.6%++
Net Assets, End of Period
 (000s)..................... $127,339    $79,678   $22,294  $3,820     $219
Ratios to Average Net
 Assets:
 Expenses...................     1.93%+     2.02%     2.09%   2.20%    2.73%+
 Net investment income
  (loss)....................    (0.23)%+   (0.16)%    0.17%  (0.94)%  (0.66)%+
Portfolio Turnover Rate.....       47%       126%      141%    159%     191%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

-------------------------------------------------------------------------------
                                           Class 2 Shares
                                   --------------------------------------------
                               2000(1)     1999     1998(2)   1997    1996(3)
                                   --------------------------------------------
Net Asset Value, Beginning of
 Period......................   $24.90     $22.69   $21.02   $19.91   $21.98
                               -------    -------   ------   ------   ------
Income (Loss) From
 Operations:
 Net investment income
  (loss).....................    (0.02)*    (0.04)*   0.07    (0.06)   (0.02)*
 Net realized and unrealized
  gain.......................     4.17       4.91     4.47     5.00     1.57
                               -------    -------   ------   ------   ------
Total Income From
 Operations..................     4.15       4.87     4.54     4.94     1.55
                               -------    -------   ------   ------   ------
Less Distributions From:
 Net investment income.......       --      (0.07)   (0.04)   (3.83)   (0.12)
 Net realized gains..........    (1.82)     (2.59)   (2.83)      --    (3.50)
                               -------    -------   ------   ------   ------
Total Distributions..........    (1.82)     (2.66)   (2.87)   (3.83)   (3.62)
                               -------    -------   ------   ------   ------
Net Asset Value, End of
 Period......................   $27.23     $24.90   $22.69   $21.02   $19.91
                               =======    =======   ======   ======   ======
Total Return (4).............     16.9%++    22.2%    22.6%    25.6%     7.7%++
Net Assets, End of Period
 (000s)......................  $59,201    $24,830   $6,369   $2,385     $130
Ratios to Average Net Assets:
 Expenses....................     1.92%+     2.02%    2.09%    2.21%    2.45%+
 Net investment income
  (loss).....................    (0.23)%+   (0.18)%   0.09%   (0.91)%  (0.50)%+
Portfolio Turnover Rate......       47%       126%     141%     159%     191%

Capital Fund

---------------------------------------------------------------------------------------
                                             Class O Shares
                                 ------------------------------------------------------
                          2000(1)       1999      1998      1997      1996      1995
                                 ------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $25.43      $22.99    $21.23    $19.88    $18.67    $15.62
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.10*       0.22*     0.21      0.05      0.13*     0.14
 Net realized and
  unrealized gain ......      4.28        5.00      4.62      5.13      5.70      5.27
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      4.38        5.22      4.83      5.18      5.83      5.41
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.10)      (0.19)    (0.24)       --     (0.15)    (0.14)
 Net realized gains.....     (1.82)      (2.59)    (2.83)    (3.83)    (4.47)    (2.22)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (1.92)      (2.78)    (3.07)    (3.83)    (4.62)    (2.36)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $27.89      $25.43    $22.99    $21.23    $19.88    $18.67
                          ========    ========  ========  ========  ========  ========
Total Return (4)........      17.5%++     23.4%     23.8%     26.8%     33.3%     34.9%
Net Assets, End of
 Period (000s)..........  $244,161    $215,308  $194,973  $175,470  $135,943  $102,429
Ratios to Average Net
 Assets:
 Expenses...............      0.93%+      1.01%     1.08%     1.22%     1.38%     1.36%
 Net investment income..      0.78%+      0.91%     0.96%     0.26%     0.67%     0.74%
Portfolio Turnover
 Rate...................        47%        126%      141%      159%      191%      217%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from November 1, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Large Cap Growth Fund

------------------------------------------------------------------------------
                                        Class A Shares      Class B Shares
                                        -----------------   -----------------
                                        2000(1)   1999(2)   2000(1)   1999(2)
                                        -------   -------   -------   -------
Net Asset Value, Beginning of Period... $11.18    $10.00    $11.17    $10.00
                                        ------    ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (4)...............  (0.03)    (0.01)    (0.07)    (0.02)
 Net realized and unrealized gain
  (loss)...............................  (0.36)     1.19     (0.37)     1.19
                                        ------    ------    ------    ------
Total Income (Loss) From Operations....  (0.39)     1.18     (0.44)     1.17
                                        ------    ------    ------    ------
Less Distributions From:
 Net realized gains....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Total Distributions....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Net Asset Value, End of Period......... $10.77    $11.18    $10.71    $11.17
                                        ======    ======    ======    ======
Total Return (5)++.....................   (3.4)%    11.8%     (3.9)%    11.7%
Net Assets, End of Period (000s)....... $2,318    $2,070    $7,506    $6,243
Ratios to Average Net Assets+:
 Expenses..............................   1.45%     1.44%     2.20%     2.21%
 Net investment loss...................  (0.54)%   (0.37)%   (1.29)%   (1.17)%
Portfolio Turnover Rate................     47%       10%       47%       10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (4)..... $(0.06)   $(0.07)   $(0.10)   $(0.08)
 Expense ratio+........................   2.05%     4.02%     2.80%     4.73%

Large Cap Growth Fund
------------------------------------------------------------------------------
                                        Class 2 Shares      Class O Shares
                                        -----------------   -----------------
                                        2000(1)   1999(2)   2000(1)   1999(3)
                                        -------   -------   -------   -------
Net Asset Value, Beginning of Period... $11.16    $10.00    $11.18    $10.00
                                        ------    ------    ------    ------
Income (Loss) From Operations:
 Net investment loss (4)...............  (0.07)    (0.02)    (0.02)    (0.00)*
 Net realized and unrealized gain
  (loss)...............................  (0.35)     1.18     (0.35)     1.18
                                        ------    ------    ------    ------
Total Income (Loss) From Operations....  (0.42)     1.16     (0.37)     1.18
                                        ------    ------    ------    ------
Less Distributions From:
 Net realized gains....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Total Distributions....................  (0.02)       --     (0.02)       --
                                        ------    ------    ------    ------
Net Asset Value, End of Period......... $10.72    $11.16    $10.79    $11.18
                                        ======    ======    ======    ======
Total Return (5)++.....................   (3.7)%    11.6%     (3.3)%    11.8%
Net Assets, End of Period (000s)....... $2,556    $1,234    $1,868    $1,917
Ratios to Average Net Assets+:
 Expenses..............................   2.20%     2.19%     1.20%     1.21%
 Net investment loss...................  (1.31)%   (1.14)%   (0.28)%   (0.11)%
Portfolio Turnover Rate................     47%       10%       47%       10%
Before applicable waiver of management
fee and expenses absorbed by SBAM, net
investment loss per share and expense
ratios would have been:
 Net investment loss per share (4)..... $(0.10)   $(0.08)   $(0.04)   $(0.07)
 Expense ratio+........................   2.79%     4.71%     1.80%     3.88%

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from October 25, 1999 (inception date) to December 31, 1999.
(3) For the period from October 26, 1999 (inception date) to December 31, 1999.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

----------------------------------------------------------------------------------
                                          Class A Shares
                          =====================================================
                          2000(1)     1999     1998     1997     1996    1995(2)
                          =====================================================
Net Asset Value,
 Beginning of Period....   $20.70     $22.04   $21.11   $18.89   $16.62  $13.61
                          -------    -------  -------  -------  -------  ------
Income From Operations:
 Net investment income
  (3)...................     0.10       0.21     0.19     0.16     0.19    0.19
 Net realized and
  unrealized gain.......     1.76       2.29     2.91     4.64     4.63    4.55
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     1.86       2.50     3.10     4.80     4.82    4.74
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.09)     (0.13)   (0.17)   (0.21)   (0.22)  (0.23)
 Net realized gains.....    (0.87)     (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.96)     (3.84)   (2.17)   (2.58)   (2.55)  (1.73)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $21.60     $20.70   $22.04   $21.11   $18.89  $16.62
                          =======    =======  =======  =======  =======  ======
Total Return (4)........      9.1%++    11.5%    15.2%    26.2%    30.3%   35.3%++
Net Assets, End of
 Period (000s)..........  $53,479    $32,817  $50,953  $57,105  $10,905    $441
Ratios to Average Net
 Assets:
 Expenses...............     0.95%+     0.87%    0.88%    0.95%    1.06%   0.94%+
 Net investment income
  ......................     1.01%+     0.90%    0.87%    0.86%    0.94%   1.41%+
Portfolio Turnover
 Rate...................       34%        66%      74%      62%      58%     86%
                                          Class B Shares
                          =====================================================
                          2001(1)     1999     1998     1997     1996    1995(2)
                          =====================================================
Net Asset Value,
 Beginning of Period....   $20.43     $21.87   $21.00   $18.86   $16.61  $13.61
                          -------    -------  -------  -------  -------  ------
Income From Operations:
 Net investment income
  (3)...................     0.02       0.04     0.05     0.04     0.08    0.10
 Net realized and
  unrealized gain.......     1.74       2.26     2.85     4.58     4.60    4.54
                          -------    -------  -------  -------  -------  ------
Total Income From
 Operations.............     1.76       2.30     2.90     4.62     4.68    4.64
                          -------    -------  -------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.02)     (0.03)   (0.03)   (0.11)   (0.10)  (0.14)
 Net realized gains.....    (0.87)     (3.71)   (2.00)   (2.37)   (2.33)  (1.50)
                          -------    -------  -------  -------  -------  ------
Total Distributions.....    (0.89)     (3.74)   (2.03)   (2.48)   (2.43)  (1.64)
                          -------    -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $21.30     $20.43   $21.87   $21.00   $18.86  $16.61
                          =======    =======  =======  =======  =======  ======
Total Return (4)........      8.7%++    10.6%    14.3%    25.3%    29.2%   34.5%++
Net Assets, End of
 Period (000s)..........  $78,005    $81,759  $75,189  $49,786   $9,433    $716
Ratios to Average Net
 Assets:
 Expenses...............     1.69%+     1.61%    1.63%    1.70%    1.82%   1.71%+
 Net investment income
  ......................     0.24%+     0.16%    0.18%    0.12%    0.21%   0.63%+
Portfolio Turnover
 Rate...................       34%        66%      74%      62%      58%     86%

Investors Value Fund
--------------------------------------------------------------------------------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from January 3, 1995 (inception date) to December 31, 1995.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Value Fund

-----------------------------------------------------------------------------------------
                                             Class 2 Shares
                                ---------------------------------------------------------
                          2000(1)       1999    1998(2)     1997      1996    1995(3)
                                ---------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $20.46      $21.88    $21.01    $18.86    $16.61    $13.61
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.03*       0.03*     0.05      0.04      0.07      0.09
 Net realized and
  unrealized gain.......      1.73        2.30      2.84      4.59      4.60      4.55
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      1.76        2.33      2.89      4.63      4.67      4.64
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.02)      (0.04)    (0.02)    (0.11)    (0.09)    (0.14)
 Net realized gains.....     (0.87)      (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (0.89)      (3.75)    (2.02)    (2.48)    (2.42)    (1.64)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $21.33      $20.46    $21.88    $21.01    $18.86    $16.61
                          ========    ========  ========  ========  ========  ========
Total Return (4)........       8.7%++     10.7%     14.3%     25.2%     29.3%     34.5%++
Net Assets, End of
 Period (000s)..........   $20,001     $17,883   $17,680   $11,701    $1,959      $306
Ratios to Average Net
 Assets:
 Expenses...............      1.70%+      1.61%     1.63%     1.70%     1.80%     1.68%+
 Net investment income..      0.25%+      0.15%     0.18%     0.13%     0.23%     0.66%+
Portfolio Turnover
 Rate...................        34%         66%       74%       62%       58%       86%

Investors Value Fund
-----------------------------------------------------------------------------------------
                                             Class O Shares
                                ---------------------------------------------------------
                          2000(1)       1999      1998      1997      1996      1995
                                ---------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $20.69      $22.05    $21.13    $18.90    $16.61    $13.63
                          --------    --------  --------  --------  --------  --------
Income From Operations:
 Net investment income..      0.13*       0.26*     0.25      0.24      0.25      0.27
 Net realized and
  unrealized gain.......      1.75        2.31      2.90      4.60      4.62      4.48
                          --------    --------  --------  --------  --------  --------
Total Income From
 Operations.............      1.88        2.57      3.15      4.84      4.87      4.75
                          --------    --------  --------  --------  --------  --------
Less Distributions From:
 Net investment income..     (0.13)      (0.22)    (0.23)    (0.24)    (0.25)    (0.27)
 Net realized gains.....     (0.87)      (3.71)    (2.00)    (2.37)    (2.33)    (1.50)
                          --------    --------  --------  --------  --------  --------
Total Distributions.....     (1.00)      (3.93)    (2.23)    (2.61)    (2.58)    (1.77)
                          --------    --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $21.57      $20.69    $22.05    $21.13    $18.90    $16.61
                          ========    ========  ========  ========  ========  ========
Total Return (4)........       9.2%++     11.7%     15.4%     26.5%     30.6%     35.4%
Net Assets, End of
 Period (000s)..........  $691,672    $662,248  $650,916  $608,401  $518,361  $428,950
Ratios to Average Net
 Assets:
 Expenses...............      0.69%+      0.63%     0.63%     0.69%     0.76%     0.69%
 Net investment income..      1.23%+      1.16%     1.15%     1.15%     1.36%     1.67%
Portfolio Turnover
 Rate...................        34%         66%       74%       62%       58%       86%

------
(1)  For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from January 3, 1995 (inception date) to December 31, 1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31. except where noted:

Balanced Fund

-----------------------------------------------------------------------------------
                                           Class A Shares
                                   ------------------------------------------------
                          2000(1)     1999      1998     1997     1996    1995(2)
                                   ------------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.81     $13.11    $13.13   $11.82   $10.55  $10.00
                          -------    -------  --------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income
  (3)...................     0.27       0.50      0.56     0.55     0.54    0.15
 Net realized and
  unrealized gain
  (loss)................     0.38      (0.08)     0.26     1.65     1.35    0.52
                          -------    -------  --------  -------  -------  ------
Total Income From
 Operations.............     0.65       0.42      0.82     2.20     1.89    0.67
                          -------    -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.25)     (0.50)    (0.55)   (0.53)   (0.52)  (0.11)
 Net realized gains.....    (0.25)     (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                          -------    -------  --------  -------  -------  ------
Total Distributions.....    (0.50)     (0.72)    (0.84)   (0.89)   (0.62)  (0.12)
                          -------    -------  --------  -------  -------  ------
Net Asset Value, End of
 Period.................   $12.96     $12.81    $13.11   $13.13   $11.82  $10.55
                          =======    =======  ========  =======  =======  ======
Total Return (4)........      5.2%++     3.2%      6.4%    19.1%    18.3%    6.7%++
Net Assets, End of
 Period (000s)..........  $26,571    $35,386   $51,443  $53,024  $21,109  $3,658
Ratios to Average Net
 Assets:
 Expenses...............     0.95%+     0.95%     0.85%    0.77%    0.75%   0.74%+
 Net investment income..     4.19%+     3.79%     4.17%    4.29%    4.81%   4.82%+
Portfolio Turnover
 Rate...................       18%        34%       63%      70%      76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (3).........    $0.29      $0.47     $0.51    $0.49    $0.44   $0.13
 Expense ratio..........     1.24%+     1.17%     1.17%    1.24%    1.61%   1.45%+

Balanced Fund
-----------------------------------------------------------------------------------
                                           Class B Shares
                                   ------------------------------------------------
                          2000(1)     1999      1998     1997     1996    1995(2)
                                   ------------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.76     $13.08    $13.12   $11.82   $10.54  $10.00
                          -------    -------  --------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income
  (3)...................     0.22       0.40      0.45     0.45     0.45    0.13
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.08)     0.26     1.65     1.35    0.51
                          -------    -------  --------  -------  -------  ------
Total Income From
 Operations.............     0.61       0.32      0.71     2.10     1.80    0.64
                          -------    -------  --------  -------  -------  ------
Less Distributions From:
 Net investment income..    (0.21)     (0.42)    (0.46)   (0.44)   (0.42)  (0.09)
 Net realized gains.....    (0.25)     (0.22)    (0.29)   (0.36)   (0.10)  (0.01)
                          -------    -------  --------  -------  -------  ------
Total Distributions.....    (0.46)     (0.64)    (0.75)   (0.80)   (0.52)  (0.10)
                          -------    -------  --------  -------  -------  ------
Net Asset Value, End of
 Period.................   $12.91     $12.76    $13.08   $13.12   $11.82  $10.54
                          =======    =======  ========  =======  =======  ======
Total Return (4)........      4.8%++     2.4%      5.5%    18.2%    17.4%    6.4%++
Net Assets, End of
 Period (000s)..........  $80,355    $97,656  $120,816  $87,549  $28,043  $5,378
Ratios to Average Net
 Assets:
 Expenses...............     1.70%+     1.70%     1.60%    1.52%    1.50%   1.49%+
 Net investment income..     3.43%+     3.03%     3.41%    3.54%    4.06%   4.06%+
Portfolio Turnover
 Rate...................       18%        34%       63%      70%      76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (3).........    $0.24      $0.37     $0.41    $0.39    $0.36   $0.11
 Expense ratio..........     1.99%+     1.92%     1.92%    1.99%    2.36%   2.19%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(3) Per share amounts have been calculated using the average shares method.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Balanced Fund

---------------------------------------------------------------------------------
                                          Class 2 Shares
                                     --------------------------------------------
                          2000(1)     1999    1998(2)   1997     1996   1995(3)
                                     --------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.79     $13.11   $13.15   $11.85  $10.56  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income
  (4)...................     0.22       0.41     0.45     0.45    0.46    0.14
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.09)    0.26     1.65    1.35    0.51
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.61       0.32     0.71     2.10    1.81    0.65
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.21)     (0.42)   (0.46)   (0.44)  (0.42)  (0.08)
 Net realized gains.....    (0.25)     (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.46)     (0.64)   (0.75)   (0.80)  (0.52)  (0.09)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................   $12.94     $12.79   $13.11   $13.15  $11.85  $10.56
                          =======    =======  =======  =======  ======  ======
Total Return (5)........      4.8%++     2.4%     5.5%    18.1%   17.5%    6.5%++
Net Assets, End of
 Period (000s)..........  $16,743    $21,030  $29,458  $21,085  $3,445    $445
Ratios to Average Net
 Assets:
 Expenses...............     1.70%+     1.70%    1.60%    1.52%   1.50%   1.51%+
 Net investment income..     3.44%+     3.04%    3.41%    3.52%   4.07%   4.26%+
Portfolio Turnover
 Rate...................       18%        34%      63%      70%     76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (4).........    $0.24      $0.38    $0.41    $0.39   $0.36   $0.11
 Expense ratio..........     1.99%+     1.92%    1.92%    1.99%   2.36%   2.22%+

Balanced Fund
---------------------------------------------------------------------------------
                                          Class O Shares
                                     --------------------------------------------
                          2000(1)     1999     1998     1997     1996   1995(3)
                                     --------------------------------------------
Net Asset Value,
 Beginning of Period....   $12.88     $13.18   $13.20   $11.88  $10.57  $10.00
                          -------    -------  -------  -------  ------  ------
Income (Loss) From
 Operations:
 Net investment income
  (4) ..................     0.29       0.54     0.59     0.59    0.57    0.17
 Net realized and
  unrealized gain
  (loss)................     0.39      (0.09)    0.26     1.65    1.39    0.52
                          -------    -------  -------  -------  ------  ------
Total Income From
 Operations.............     0.68       0.45     0.85     2.24    1.96    0.69
                          -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income..    (0.27)     (0.53)   (0.58)   (0.56)  (0.55)  (0.11)
 Net realized gains.....    (0.25)     (0.22)   (0.29)   (0.36)  (0.10)  (0.01)
                          -------    -------  -------  -------  ------  ------
Total Distributions.....    (0.52)     (0.75)   (0.87)   (0.92)  (0.65)  (0.12)
                          -------    -------  -------  -------  ------  ------
Net Asset Value, End of
 Period.................   $13.04     $12.88   $13.18   $13.20  $11.88  $10.57
                          =======    =======  =======  =======  ======  ======
Total Return (5)........      5.3%++     3.4%     6.6%    19.3%   19.0%    6.9%++
Net Assets, End of
 Period (000s)..........   $1,476     $1,460   $1,523   $1,227    $213  $4,494
Ratios to Average Net
 Assets:
 Expenses...............     0.70%+     0.70%    0.60%    0.52%   0.50%   0.51%+
 Net investment income..     4.44%+     4.00%    4.41%    4.60%   5.13%   5.30%+
Portfolio Turnover
 Rate...................       18%        34%      63%      70%     76%     16%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share (4).........    $0.31      $0.51    $0.55    $0.53   $0.47   $0.15
 Expense ratio..........     0.99%+     0.92%    0.92%    1.00%   1.36%   1.22%+

------
(1) For the six months ended June 30, 2000 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(4) Per share amounts have been calculated using the average shares method.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

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Salomon Brothers Investment Series

Investment Manager
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048
Custodians
     PNC Bank, National Association
     200 Stevens Drive
     Suite 440
     Lester, Pennsylvania 19113
     Chase Manhattan Bank, N.A.
     4 Chase Metro Tech Center
     18th Floor
     Brooklyn, New York 11245
Dividend Disbursing and Transfer Agent
     PFPC Global Fund Services
     P.O. Box 9764
     Providence, Rhode Island 02940-9764
Legal Counsel
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017
Independent Accountants
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

Directors
Charles F. Barber
      Consultant; formerly Chairman; ASARCO Inc.
Andrew L. Breech*,***
      President, Dealer Operating Control Service Inc.
Carol L. Colman
     Consultant, Colman Consulting
Daniel P. Cronin**
     Vice President-General Counsel,
     Pfizer International Inc.
William R. Dill*, ***
     Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
Heath B. McLendon
     Chairman and President, Managing Director,
     Salomon Smith Barney Inc.; President and Director,
     SSB Citi Fund Management LLC and Travelers
     Investment Adviser, Inc.
Clifford M. Kirtland, Jr.*, ***
     Member of the Advisory Committee, Nero-Moseley
     Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
Robert W. Lawless*, ***
     President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
     Sciences Center
Louis P. Mattis*, ***
     Consultant; formerly Chairman and President, Sterling
     Winthrop Inc.
Thomas F. Schlafly*, ***
     Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
Heath B. McLendon
     Chairman and President
Lewis E. Daidone
     Executive Vice President
     and Treasurer
Robert E. Amodeo**
     Executive Vice President
James E. Craige**
     Executive Vice President
John B. Cunningham*
     Executive Vice President
Thomas K. Flanagan**
     Executive Vice President
Roger Lavan**
     Executive Vice President
Ross S. Margolies***
     Executive Vice President
Maureen O'Callaghan**
     Executive Vice President
David J. Scott**
     Executive Vice President
Beth A. Semmel**
     Executive Vice President
Peter J. Wilby**
     Executive Vice President
George J. Williamson**
     Executive Vice President
Thomas A. Croak**
     Vice President
Robert Donahue***
      Vice President
Nancy A. Noyes**
     Vice President
Anthony Pace
     Controller
Christina T. Sydor
     Secretary

_______________________
  * Salomon Brothers Investors Value Fund Inc only
 ** Salomon Brothers Series Funds Inc only
*** Salomon Brothers Capital Fund Inc only

                             ====================
                                 Salomon Brothers
                                 ====================
                                          Asset Management

              Seven World Trade Center . New York, New York 10048